                             AMSOUTH MUTUAL FUNDS
                             ====================


                        [LOGO OF AMSOUTH APPEARS HERE]
                            AMSOUTH BANK OF ALABAMA
                              Investment Advisor



--------------------------------------------------------------------------------



                              ------------------
                                  SEMI-ANNUAL
                                  R E P O R T
                               JANUARY 31, 1997
                              ------------------



--------------------------------------------------------------------------------




                                --------------
                                    AMSOUTH
                                --------------
                                 MUTUAL FUNDS
                                --------------
                       BISYS Fund Services, Distributor

                               Not FDIC Insured

                               TABLE OF CONTENTS


                MESSAGE FROM THE CHAIRMAN AND INVESTMENT ADVISOR
                                     PAGE 1


                      STATEMENTS OF ASSETS AND LIABILITIES
                                    PAGE 18


                            STATEMENTS OF OPERATIONS
                                    PAGE 21


                      STATEMENTS OF CHANGES IN NET ASSETS
                                    PAGE 24


                       SCHEDULES OF PORTFOLIO INVESTMENTS
                                    PAGE 28


                         NOTES TO FINANCIAL STATEMENTS
                                    PAGE 52


                              FINANCIAL HIGHLIGHTS
                                    PAGE 58


  --------------------------------------------------------------------------

        THE AMSOUTH MUTUAL FUNDS, LIKE ALL MUTUAL FUNDS, ARE NOT FDIC INSURED OR INSURED BY ANY OTHER AGENCY AND ARE NOT OBLIGATIONS OR DEPOSITS OF, OR ENDORSED OR GUARANTEED BY, AMSOUTH BANK OR ANY OF
    ITS AFFILIATES. INVESTMENT PRODUCTS INVOLVE INVESTMENT RISK, INCLUDING
                        THE POSSIBLE LOSS OF PRINCIPAL.

  --------------------------------------------------------------------------

MESSAGE FROM THE CHAIRMAN AND INVESTMENT ADVISOR

Dear Shareholders:

The six months ended January 31, 1997, was another excellent period for the stock market. The broad market averages were up about 25%--with the Dow Jones Industrial Average approaching the 7000 barrier. Just two years ago, the Dow was at 4000. Meanwhile, the bond market turned in very modest performance during the six-month period, with returns in the low single digits.

THE ECONOMY: MODERATE STEADY GROWTH
After surging in the second quarter of 1996, the U.S. economy moderated in the fall before picking up once again in the fourth quarter. On balance, the year was very much like the year before--modest growth in Gross Domestic Product coupled with relatively mild inflation.

Although oil prices soared during 1996, overall inflation rates were still modest. As a result, the Federal Reserve Board was not compelled to raise or lower interest rates since our last letter in July. And yet, because the economy and interest rates moved in a narrow trading range, investors were jittery, looking for any sign of a trend. As a result, interest rates and bond prices were volatile.

BONDS: BETTER DAYS AHEAD
Since bond prices move inversely to interest rates, the bond market cannot advance unless rates move downward. During the six-month period, interest rates were volatile but ended the period slightly lower than where they were on July 31, 1996. We believe that the Federal Reserve is likely to be on the lookout for any early signs of growing inflationary pressures in the economy. We also believe that the Federal Reserve will react quickly, if needed, to prevent a resurgence in inflation. Therefore, our outlook on inflation and long-term interest rates remains positive. Our strategy is to keep the maturity of our portfolios longer than average to take advantage of any decrease in long-term interest rates as we move further into 1997.

STOCKS: A LIKELY BREATHER
In 1995, the stock market advanced about 37%. In 1996, the advance was another 23%. Between August 1, 1996, and January 31, 1997, the period of this report, the Standard & Poor's 500 Index rose 24%. These returns reflect the stable economy, low inflation, strong corporate profits and a continuing inflow of cash into the stock market.

At this point, however, it is unlikely that stocks can continue to rise at such a pace. Dividend yields on the S&P 500 Index are below 2% for the first time in history. Stock prices are approaching twenty times 1997 projected earnings. Indeed, the stock market is already discounting much of the foreseeable good news. As a result, the slightest disappointment in the economy, inflation or earnings may prove problematic for stock investors.

WELL POSITIONED FOR THE FUTURE
Our strategy for stocks is to search for companies that will hold up well in a less exuberant market. In addition, our portfolios are broadly diversified across the economy in an attempt to reduce risk. For bonds, we are seeking opportunities to maximize returns by lengthening maturities when it is appropriate to do so, and by choosing sectors most likely to retain credit quality in the event of an economic slowdown.

IN CLOSING . . .
In the pages that follow, you will find a detailed discussion of the performance of each of the AmSouth Mutual Funds during the six months ended January 31, 1997. To get a complete picture of the portfolio in which you have invested, we call your attention to the Schedule of Portfolio Investments, which lists every security in your Fund.

We thank you for your continued confidence in us. We look forward to providing you with excellent investment management and to serving your investment needs now and in the future.

As always, if you would like a prospectus, have any questions or require any assistance, please don't hesitate to call us at 1-800-451-8382.


Sincerely,


/s/ Sean M. Kelly


Sean M. Kelly                          AmSouth Bank of Alabama
Chairman                               Investment Advisor
AmSouth Mutual Funds


For more complete information on any of the AmSouth Mutual Funds, including charges and expenses, call 1-800-451-8382 for a prospectus, which you should read carefully before you invest or send money. Shares are distributed by BISYS Fund Services.

THE AMSOUTH EQUITY FUND

                                  Equity Fund

Value of a $10,000 Investment

                      [GRAPH OF EQUITY FUND APPEARS HERE]

                              AmSouth Equity Fund*     S&P 500 Index
                              -------------------      -------------
              12/1/88                9,551                10,000
              7/89                  11,849                12,980
              7/90                  12,046                13,822
              7/91                  13,065                15,577
              7/92                  14,757                17,555
              7/93                  16,794                19,084
              7/94                  18,121                20,069
              7/95                  21,613                25,307
              7/96                  24,010                29,378
              1/31/97               27,448                36,473


--------------------------------------------------------------------------------
                         Average Annual Total Return*
--------------------------------------------------------------------------------
                                                                 Since
                                                               Inception
                                  1 Year        5 Year         (12/1/88)
--------------------------------------------------------------------------------
   1/31/97                        11.45%        13.65%           13.15%
--------------------------------------------------------------------------------
   12/31/96                       10.53%        13.05%           12.77%
--------------------------------------------------------------------------------

The performance of the AmSouth Equity Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the U.S. stock market.
The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. During the period shown, the Fund waived fees for various expenses. Had these waivers not been in place, performance quoted would have been lower. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.
  *Reflects 4.50% sales charge.

The AmSouth Equity Fund is managed by Pedro Verdu, CFA. Mr. Verdu has more than 25 years of investment experience as an analyst and portfolio manager. He holds an MBA in finance and a bachelor's degree in economics.

A NARROW ADVANCE
For the six months ended January 31, 1997, the AmSouth Equity Fund produced a total return of 14.32% (without the sales charge).+ In comparison, the S&P 500 Index rose 24.15%. The Fund trailed the S&P 500 due to the narrowness of the market advance. Relatively few stocks carried most of the performance of the S&P 500, and those stocks were largely in sectors such as technology that we underweighted because valuation levels were extremely high.**

HEALTH CARE, ENERGY AND FINANCIAL SERVICES OUTPERFORM
The Fund included many companies in the health care/pharmaceuticals and energy industries, two areas that outperformed during the six-month period. In pharmaceuticals, Bristol-Myers Squibb Co. (1.85% of the portfolio) represents the type of stock that investors flock to in a slowing economic environment because it's a high-quality, large-capitalization, internationally recognized growth company.**


 + The Fund's total return with a maximum 4.50% sales charge was 4.83% for the period.
** The composition of the Fund's holdings is subject to change.

Energy companies performed well during the period because of rising oil prices. Under controlled United Nations authority, Iraq was allowed to sell oil to buy food and medicine--and most industry observers expected this to have a depressing impact on oil prices. Instead, producers allowed their inventories to get very low, and prices surged when there was an unexpected improvement in the overall level of demand. As a result, integrated oil companies such as Texaco, Inc. (2.55%) and oil service companies such as Dresser Industries, Inc. (1.05%) outperformed the market.**

In banking, NationsBank (1.68%), a "superregional" based in Charlotte, North Carolina, performed well after its buyout of Boatman's Bancshares in St. Louis, which it accomplished without diluting earnings per share. Other financial service stocks such as American Express Co. (1.22%) also performed well. As of January 31, 1997, the Fund's top five holdings were Great Western Financial Corp. (2.72%), Sun Co., Inc. (2.71%), St. Paul Cos., Inc. (2.68%), Sara Lee
Corp. (2.64%) and Pharmacia & Upjohn, Inc. (2.58%).**

LOWERED EXPECTATIONS
During the past two years, the stock market has chalked up some extraordinary returns. On a dividend-yield basis, the market has never been as richly valued. Although we don't expect a major correction, investors should not expect another spectacular year.


** The composition of the Fund's holdings is subject to change.

THE AMSOUTH REGIONAL EQUITY FUND

                             Regional Equity Fund

Value of a $10,000 Investment

                 [GRAPH OF REGIONAL EQUITY FUND APPEARS HERE]

                               AmSouth Regional
                                 Equity Fund*        S&P 500 Index
                               ----------------      -------------
              12/1/88                9,551               10,000
              7/89                  11,250               12,980
              7/90                  12,309               13,822
              7/91                  13,850               15,577
              7/92                  16,712               17,555
              7/93                  19,307               19,084
              7/94                  20,249               20,069
              7/95                  23,306               25,307
              7/96                  26,360               29,378
              1/31/97               31,359               36,473


--------------------------------------------------------------------------------
                         Average Annual Total Return*
--------------------------------------------------------------------------------
                                                                 Since
                                                               Inception
                                  1 Year        5 Year         (12/1/88)
--------------------------------------------------------------------------------
   1/31/97                        18.35%        13.50%          15.00%
--------------------------------------------------------------------------------
   12/31/96                       14.72%        13.12%          14.61%
--------------------------------------------------------------------------------

The performance of the AmSouth Regional Equity Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the U.S. stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. During the period shown, the Fund waived fees for various expenses. Had these waivers not been in place, performance quoted would have been lower. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.
  *Reflects 4.50% sales charge.

The AmSouth Regional Equity Fund is managed by Pedro Verdu, CFA. Mr. Verdu has more than 25 years of investment experience as an analyst and portfolio manager. He holds an MBA in finance and a bachelor's degree in economics.

THE SOUTH: A BOOMING ECONOMY
For the six months ended January 31, 1997, the AmSouth Regional Equity Fund produced a total return of 18.96% (without the sales charge).+ In comparison, the S&P 500 Index rose 24.15%. The booming southeastern United States economy is characterized by a heavy emphasis on soft goods manufacturing, health care and financial services. The region is underweighted in technology and consumer durables such as automobiles and appliances.

BANKS, HOSPITALS AND RETAILERS SHINE
The Regional Equity Fund lagged the S&P 500 primarily due to its under-representation in technology. However, the second-best performing area of the S&P 500--financial services--is heavily represented in the portfolio. Banks such as NationsBank (2.15% of the portfolio), First Union Corp. (2.43%) and First Tennessee National Corp. (2.02%) posted excellent results for the period.**

 + The Fund's total return with a maximum 4.50% sales charge was 13.60% for the period.
** The composition of the Fund's holdings is subject to change.
There may be additional risks associated with investing in companies in one geographic location.

Another strong industry was medical services--companies such as Healthsouth Corp. (7.25%), a provider of rehabilitation services, and Health Management Associates (3.49%), a company that manages acute care hospitals, outperformed the S&P 500.**

CONTROLLING INVENTORIES
Bucking a national trend, the retail industry performed well in the portfolio, with SteinMart Inc. (2.51%), an operator of off-price apparel stores, chalking up the best performance in the group. Earnings were stronger because the major department-store companies controlled their inventories much better in 1996 and didn't need to run as many competitive promotional sales. Another retailer, Hancock Fabrics Inc. (2.03%), an owner of fabric stores throughout the South and Midwest, has been able to increase market share as weaker competitors fall by the wayside.**

As of January 31, 1997, the Fund's top five holdings were Healthsouth Corp. (7.25%), Health Management Assoc., Inc. (3.49%), Scientific-Atlanta, Inc. (2.84%), BellSouth Corp. (2.58%) and Flowers Industries, Inc. (2.57%).**

RECORD EMPLOYMENT
Although the economy of the Southeast has slowed in recent months, it still appears stronger than the national economy. Many metropolitan areas are enjoying record low unemployment, spurring a continuing immigration of residents from other parts of the country. We believe that the region's economic prospects remain bright.


** The composition of the Fund's holdings is subject to change.

THE AMSOUTH BALANCED FUND

                                 Balanced Fund

Value of a $10,000 Investment

                     [GRAPH OF BALANCED FUND APPEARS HERE]

                                                              Lehman Brothers
                                                            Government/Corporate
                 AmSouth Balance Fund*    S&P 500 Index         Bond Index
                 ---------------------    -------------     --------------------
   12/19/91             9,551                 10,000               10,000
   7/92                10,861                 11,283               10,724
   7/93                12,106                 12,265               11,907
   7/94                12,727                 12,898               11,892
   7/95                14,670                 16,264               13,095
   7/96                15,897                 17,360               13,518
   1/31/97             17,444                 21,552               14,161


--------------------------------------------------------------------------------
                         Average Annual Total Return*
--------------------------------------------------------------------------------
                                                                    Since
                                                                  Inception
                                    1 Year         5 Year         (12/19/91)
--------------------------------------------------------------------------------
   1/31/97                          4.68%          10.33%           11.47%
--------------------------------------------------------------------------------
   12/31/96                         4.82%           8.12%           11.20%
--------------------------------------------------------------------------------

The performance of the AmSouth Balanced Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the U.S. stock market, and the Lehman Brothers Government/Corporate Bond Index, an unmanaged broad-based index representative of the total return of long-term government and corporate bonds. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. During the period shown, the Fund waived fees for various expenses. Had these waivers not been in place, performance quoted would have been lower. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.
  *Reflects 4.50% sales charge.

The AmSouth Balanced Fund is managed by Pedro Verdu, CFA. Mr. Verdu has more than 25 years of investment experience as an analyst and portfolio manager. He holds an MBA in finance and a bachelor's degree in economics.

STOCKS GO ONE WAY, BONDS GO ANOTHER
For the six months ended January 31, 1997, the AmSouth Balanced Fund produced a total return of 9.73% (without the sales charge).+ In comparison, the S&P 500 Index rose 24.15%, while the Lehman Brothers Government/Corporate Bond Index rose 4.76%. The period was unusual in that the stock-market rally was not accompanied by a rally in bonds.

Throughout the latter half of 1996, we maintained roughly a 50/50 mixture of stocks and bonds.** This reflected our judgment that the risk/reward relationship in the stock market was not favorable. This judgment was partly based on a quantitative model that we employ that examines the expected returns of stocks and bonds as well as the likely variance of those returns. In addition, we examine traditional valuation measures for stocks such as the market's price/earnings ratio and dividend yield. The S&P 500's dividend yield is currently less than 2%, the lowest on record.

 + The Fund's total return with a maximum 4.50% sales charge was 4.83% for the period.
** The composition of the Fund's holdings is subject to change.

STOCKS: WINNERS INCLUDE ENERGY, FINANCIAL SERVICES AND HEALTH CARE
The equity portion of the Fund emphasized energy, reflecting the rising price of oil. In financial services, the portfolio continues to benefit from the nationwide consolidation of banks and the efficiencies that result. In health care, we owned shares in companies that are demonstrating their ability to keep costs down while maintaining quality of care. As of January 31, 1997, the Fund's top five equity holdings were AMP, Inc. (1.50% of the portfolio), Sun Co., Inc. (1.46%), Baxter International, Inc. (1.44%), Sara Lee Corp. (1.34%) and St. Paul Cos., Inc. (1.33%).**

BONDS: SLIGHTLY LONGER MATURITIES
Because of our belief that interest rates are more likely to fall than rise, we have extended the average maturity of the bond portion of the Balanced Fund. In a period of falling interest rates, bonds with longer maturities produced greater capital appreciation. Reflecting the modest growth in the economy, the portfolio is keeping the corporate bond percentage limited to 33%, with the balance invested in U.S. Treasury bonds.** Although corporate bonds offer higher yields, there is also credit risk that is not associated with government bonds. Since the U.S. economy is in its sixth year of expansion, it becomes more and more likely that corporate credit quality could deteriorate, thus causing these bond prices to lag the performance of the Treasury market.

OUTLOOK: BONDS LOOK BETTER
As the Dow Jones Industrial Average vaults over 7000, all the attention has been on stocks. However, the purpose of a Balanced Fund is to participate in the equity markets while simultaneously receiving the income and stability of fixed-income securities. We believe that bond performance in 1997 will cause investors to appreciate these benefits once again.


** The composition of the Fund's holdings is subject to change.

THE AMSOUTH BOND FUND

                                   Bond Fund

Value of a $10,000 Investment

                       [GRAPH OF BOND FUND APPEARS HERE]

                                                      Lehman Brothers
                                                    Government/Corporate
                           Bond Fund*                    Bond Index
                           ----------               --------------------
     12/1/88                 9,699                         10,000
     7/89                   10,757                         11,188
     7/90                   11,353                         11,885
     7/91                   12,261                         13,103
     7/92                   14,273                         15,152
     7/93                   15,672                         16,824
     7/94                   15,709                         16,802
     7/95                   17,231                         18,502
     7/96                   17,989                         19,487
     1/31/97                18,804                         20,415

--------------------------------------------------------------------------------
                         Average Annual Total Return*
--------------------------------------------------------------------------------
                                                                   Since
                                                                 Inception
                                 1 Year          5 Year          (12/1/88)
--------------------------------------------------------------------------------
   1/31/97                      -1.20%           6.46%             8.03%
--------------------------------------------------------------------------------
   12/31/96                     -0.48%           6.11%             8.12%
--------------------------------------------------------------------------------

The performance of the AmSouth Bond Fund is measured against the Lehman Brothers Government/Corporate Bond Index, an unmanaged index generally representative of the total return of long-term government and corporate bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. During the period shown, the Fund waived fees for various expenses. Had these waivers not been in place, performance quoted would have been lower. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.
   *Reflects 3.00% sales charge.

The AmSouth Bond Fund is managed by Brian Sullivan, CFA. Mr. Sullivan is in charge of fixed-income investments at AmSouth Mutual Funds. He holds an MBA in finance and a bachelor's degree in economics.

BONDS: MODEST RETURNS
For the six months ended January 31, 1997, the AmSouth Bond Fund produced a total return of 4.53% (without the sales charge).+ In comparison, the Lehman Brothers Government/Corporate Bond Index rose 4.76%. Our performance was aided by the Fund's longer-than-average maturity. In a period of falling interest rates, bonds with longer maturities offer greater capital appreciation.

LOCKING IN HIGHER RATES
Typically, our strategy is to boost maturities as interest rates rise, thereby locking in the higher yields. Last summer, yields on the benchmark 30-year Treasury reached 7.2%, so such a strategy proved fruitful when interest rates fell in September.

+ The Fund's total return with a maximum 3.00% sales charge was 1.36% for the period.

Although the change in interest rates from July 31, 1996, to January 31, 1997, was relatively small, there was a great deal of volatility during the period, caused by uncertainty over the direction of the economy. The volatility created opportunities for us to purchase bonds at attractive prices.

KEEPING CREDIT QUALITY HIGH
The AmSouth Bond Fund invests in a mixture of U.S. Treasury securities (62% of the portfolio), government-agency securities (4%) and corporate bonds (33%). The yield advantage offered by corporate bonds over Treasuries has narrowed considerably in the past year. As a result, there is less incentive to buy these bonds. In addition, our forecast for lower interest rates suggests a slowing economy in which corporate credit quality could deteriorate. The securities within the Fund maintained an average credit quality of AA.**

Although the total return for bonds was modest during the past six months, we believe that stable to declining interest rates will translate into better bond returns in 1997. Our plan is to maintain the current allocation among government securities and corporate bonds.




** The composition of the Fund's holdings is subject to change.

THE AMSOUTH LIMITED MATURITY FUND

                             Limited Maturity Fund

Value of a $10,000 Investment

                 [GRAPH OF LIMITED MATURITY FUND APPEARS HERE]

                      AmSouth Limited             Merrill Lynch 1-5 Year
                       Maturity Fund*           Government/Corporate Index
                      ---------------           --------------------------
     2/1/89                9,699                          10,000
     7/89                 10,366                          10,783
     7/90                 11,070                          11,608
     7/91                 12,073                          12,786
     7/92                 13,460                          14,373
     7/93                 14,365                          15,397
     7/94                 14,476                          15,670
     7/95                 15,584                          16,925
     7/96                 16,322                          17,842
     1/31/97              16,859                          18,545

--------------------------------------------------------------------------------
                         Average Annual Total Return*
--------------------------------------------------------------------------------
                                                                  Since
                                                                Inception
                                1 Year           5 Year          (2/1/89)
--------------------------------------------------------------------------------
   1/31/97                      0.13%            4.94%             6.74%
--------------------------------------------------------------------------------
   12/31/96                     0.55%            4.83%             6.77%
--------------------------------------------------------------------------------

The performance of the AmSouth Limited Maturity Fund is measured against the Merrill Lynch 1-5 year Government/Corporate Index, an unmanaged index generally representative of the total return of short-term government and corporate bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. During the period shown, the Fund waived fees for various expenses. Had these waivers not been in place, performance quoted would have been lower. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.
   *Reflects 3.00% sales charge.

The AmSouth Bond Fund is managed by Brian Sullivan, CFA. Mr. Sullivan is in charge of fixed-income investments at AmSouth Mutual Funds. He holds an MBA in finance and a bachelor's degree in economics.

For the six months ended January 31, 1997, the AmSouth Limited Maturity Fund produced a total return of 3.29% (without the sales charge).+ In comparison, the Merrill Lynch 1-to-5 Year Government/Corporate Bond Index rose 3.94%.

MORE CORPORATE BONDS EQUALS MORE YIELD . . .
The Limited Maturity Fund is restricted to investing in bonds with a maturity of five years or less. Because it's easier to gauge the creditworthiness of a security maturing soon, the portfolio can include a greater proportion of corporate bonds than portfolios with longer maturities. The advantage of corporate bonds is that they generally offer more yield than government bonds in return for some credit risk. During the six-month period, the securities within the Fund maintained a credit quality of AA.**

 + The Fund's total return with a maximum 3.00% sales charge was 0.18% for the period.
** The composition of the Fund's holdings is subject to change.

 . . . BUT THE CORPORATE YIELD ADVANTAGE IS DIMINISHING
Our policy is to purchase corporate bonds rated A or better, diversifying our exposure so that we don't own more than 5% in any one name. In the past year, the extra yield offered by corporates over governments has compressed, as the economy continues to grow at a moderate rate. However, we have reduced the proportion of corporate bonds from 84% in July 1996 to 61% as of January 31, 1997. The reason: We are forecasting a more modest growth economy in 1997 and lower interest rates. Such an environment is often associated with weaker corporate creditworthiness. We have accomplished this shift in the portfolio by selling short-term corporates and purchasing Treasury securities in the four-to-five-year maturity range. As a result, the Fund's current maturity is
2.8 years, up from 2.0 years last summer.**

INTEREST RATE VOLATILITY LIKELY TO CONTINUE
Because of its shorter maturity, the AmSouth Limited Maturity Fund is the most defensive of the AmSouth fixed-income funds. It is designed to provide preservation of principal in a volatile interest-rate environment. Although we believe the general trend for interest rates is downward, we also believe that it is likely that interest-rate volatility will continue in 1997.




** The composition of the Fund's holdings is subject to change.

THE AMSOUTH GOVERNMENT INCOME FUND

                            Government Income Fund

Value of a $10,000 Investment

                [GRAPH OF GOVERNMENT INCOME FUND APPEARS HERE]

                            AmSouth Government        Lehman Brothers
                                Income Fund*          Mortgage Index
                            ------------------        ----------------
          10/1/93                 9,699                    10,000
          7/31/94                 9,674                     9,924
          7/21/95                10,489                    10,798
          7/31/96                11,004                    11,688
          1/31/97                11,549                    12,316

--------------------------------------------------------------------------------
                         Average Annual Total Return*
--------------------------------------------------------------------------------
                                                          Since
                                                        Inception
                                  1 Year                (10/1/93)
--------------------------------------------------------------------------------
   1/31/97                        0.82%                   4.41%
--------------------------------------------------------------------------------
   12/31/96                       0.97%                   4.39%
--------------------------------------------------------------------------------

The performance of the AmSouth Government Income Fund is measured against the Lehman Brothers Mortgage Index, an unmanaged index generally representative of the mortgage bond market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. During the period shown, the Fund waived fees for various expenses. Had these waivers not been in place, performance quoted would have been lower. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.
   *Reflects 3.00% sales charge.

The AmSouth Government Income Fund is managed by John Boston, CFA, a vice president and trust investment officer with AmSouth Bank. In addition to serving as a portfolio manager for the AmSouth Mutual Funds, Mr. Boston also manages several large institutional portfolios within the AmSouth Trust Department.

The AmSouth Government Income Fund is a mixture of mortgage-backed securities, principally Ginnie Maes, and intermediate- to long-term U.S. Treasury bonds. Ginnie Maes, which offer significantly higher yields than Treasuries, are the highest quality mortgage-backed securities because they are the only type to be backed by the full faith and credit of the U.S. Government.

For the six months ended January 31, 1997, the Government Income Fund produced a total return of 4.95% (without the sales charge).+ In comparison, the Lehman Brothers Mortgage Index rose 5.37%.

+ The Fund's total return with a maximum 3.00% sales charge was 1.81% for the period.

BOOSTING GINNIE MAES
During the six-month period, we increased the proportion of Ginnie Maes from 68% to 74%, with the balance invested in Treasury bonds. During the same period, the average maturity of the Fund declined from 9.8 years to 9.2 years.**

In a period of falling interest rates, holders of mortgages tend to prepay, so they can refinance at a lower interest expense. As a result, a portfolio of Ginnie Maes would be likely to shorten during a falling interest-rate period. Still, the Fund's maturity at 9.2 years is still somewhat longer than the benchmark at 7.1 years and is therefore, we believe, positioned for interest rates to decline.

ENJOYING HIGHER YIELDS
Although prepayment risk can be significant, it does not usually become a problem unless interest rates fall substantially. Despite all the volatility in interest rates, the absolute levels of rates fell only about 0.30 percentage points from July 31, 1996, to January 31, 1997. We believe that further interest-rate declines will be similarly modest. As a result, we believe that the additional yield we are receiving from our Ginnie Mae investments more than compensates for the prepayment risk that we are incurring in a modestly declining interest-rate environment.




** The composition of the Fund's holdings is subject to change.

THE AMSOUTH FLORIDA TAX-FREE FUND

                             Florida Tax-Free Fund

Value of a $10,000 Investment

                 [GRAPH OF FLORID TAX-FREE FUND APPEARS HERE]

                              AmSouth Florida         Merrill Lynch 3-7 year
                               Tax-Free Fund*          Municipal Bond Index
                              ---------------         ----------------------
               9/30/94             9,669                       10,000
               1/31/95             9,737                        9,998
               7/31/95            10,333                       11,387
               7/31/96            10,771                       11,394
               1/31/97            11,063                       11,739

--------------------------------------------------------------------------------
                         Average Annual Total Return*
--------------------------------------------------------------------------------
                                                          Since
                                                        Inception
                                 1 Year                 (9/30/94)
--------------------------------------------------------------------------------
   1/31/97                      -0.25%                    4.41%
--------------------------------------------------------------------------------
   12/31/96                      0.53%                    4.50%
--------------------------------------------------------------------------------

The performance of the AmSouth Florida Tax-Free Fund is measured against the Merrill Lynch 3-7 Year Municipal Bond Index, an unmanaged index generally representative of intermediate-term municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. During the period shown, the Fund waived fees for various expenses. Had these waivers not been in place, performance quoted would have been lower. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.
   *Reflects 3.00% sales charge.

The AmSouth Florida Tax-Free Fund is managed by Dotty Thomas, who has 14 years of experience as an investment portfolio manager for municipal bond accounts, personal trusts and endowments. She holds degrees from Stanford University and the University of Alabama.

For the six months ended January 31, 1997, the Florida Tax-Free Fund produced a total return of 2.71% (without the sales charge).+ In comparison, the Merrill Lynch 3-to-7 Year Municipal Bond Index rose 3.03%.

A FOCUS ON QUALITY
The Florida municipal bond market is one of the largest in the nation, with a plentiful supply of new issues coming to market. Most of these issues come to market as insured bonds, which receive AAA ratings. We continue to concentrate on the highest quality bonds, since the market is not compensating us adequately to buy lower quality. For example, we avoid hospital issues, a sector that has been under pressure due to changes in the funding of our health-care system.

+ The Fund's total return with a maximum 3.00% sales charge was -0.39% for the period.
The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.

The portfolio is extremely well diversified owning approximately 60 securities, including general obligation bonds issued by the State of Florida and the Florida Board of Education.** The economy of Florida is strong, and the state continues to attract new residents from all over the country.

ATTRACTIVE YIELDS FOR HIGH INCOME TAXPAYERS
Municipal bonds offer yields in the neighborhood of 70% to 80% of comparable-maturity taxable bonds. For investors in high income tax brackets, tax-free bonds offer attractive yields when compared to taxable bonds after taxes are taken into account. The concerns about tax legislation that would have diminished this advantage faded after the presidential election season.

As of January 31, 1997, the average maturity of the Fund's holdings was 5.6 years.** Over the next six months, we'll take advantage of what we believe to be opportunities to add yield and potential performance by targeting our new purchases at the longer end of the fund's maturity spectrum.



** The composition of the Fund's holdings is subject to change.

THE AMSOUTH MONEY MARKET FUNDS

The AmSouth Money Market Funds are managed by John Boston, CFA, a vice president and trust investment officer with AmSouth Bank. In addition to serving as a portfolio manager for the AmSouth Mutual Funds, Mr. Boston also manages several large institutional portfolios within the AmSouth Trust Department.

A "WAIT AND SEE" POSTURE
The Federal Reserve Board continues its "wait-and-see" posture, looking to see if the economy's growth rate will slow, or whether inflation will indeed return. For a year, the Fed hasn't seen convincing evidence to cause them to move interest rates up or down. As a result, money market fund yields have been relatively stable during that period.

We don't see an imminent reason for a policy change from the Federal Reserve. The economy appears to be slowing from the unsustainable fourth quarter 1996 growth rate of 4.7%. The most recent inflation data indicates an easing of inflation pressures.

Today's short-term interest rates are relatively high compared to the rate of inflation. From that perspective, returns from investments in money market funds are substantial.

 . At January 31, 1997, the Prime Obligations Fund's average maturity was 74 days, compared to 60 days on July 31, 1996.*

 . At January 31, 1997, the U.S. Treasury Fund's average maturity was about 60 days, compared to 64 days on July 31, 1996.*

 . At January 31, 1997, the Tax-Exempt Fund's average maturity was about 69 days, compared to 67 days on July 31, 1996.*

*The composition of the Fund's holdings is subject to change.

Investments in the Prime Obligations, the U.S. Treasury and the Tax-Exempt Money Market Funds are neither insured nor guaranteed by the U.S. Government. Although the Funds seek to maintain a stable net asset value of $1.00 per share, yields will fluctuate and there is no assurance that they will be able to do so.

AMSOUTH MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                January 31, 1997
                (Amounts in Thousands, except Per Share Amounts)
                                  (Unaudited)

                                                  PRIME      U.S.    TAX-
                                               OBLIGATIONS TREASURY EXEMPT
                                                  FUND       FUND    FUND
                                               ----------- -------- -------
ASSETS:
Investments, at amortized cost................  $508,819   $231,966 $82,883
Repurchase agreements, at cost................    50,294     90,127      --
                                                --------   -------- -------
                                                 559,113    322,093  82,883
Interest receivable...........................     3,554      3,842     738
Prepaid expenses and other assets.............         7         13       1
                                                --------   -------- -------
    Total Assets..............................   562,674    325,948  83,622
                                                --------   -------- -------
LIABILITIES:
Dividends payable.............................     2,390      1,217     203
Accrued expenses and other payables:
  Investment advisory fees....................       198        106      13
  Administration fees.........................        99         53      13
  Shareholder servicing fees..................        11          2       2
  Accounting and transfer agent fees..........        86         45      12
  Other.......................................        38         37      15
                                                --------   -------- -------
    Total Liabilities.........................     2,822      1,460     258
                                                --------   -------- -------
NET ASSETS:
Capital.......................................   559,861    324,487  83,364
Accumulated undistributed net realized gains
 (losses)
 from investment transactions.................        (9)         1      --
                                                --------   -------- -------
    Net Assets................................  $559,852   $324,488 $83,364
                                                ========   ======== =======
Net Assets
  Classic Shares..............................   108,985     11,559  16,390
  Premier Shares..............................   450,867    312,929  66,974
                                                --------   -------- -------
                                                 559,852    324,488  83,364
                                                ========   ======== =======
Outstanding units of beneficial interest
 (shares)
  Classic Shares..............................   108,991     11,558  16,390
  Premier Shares..............................   450,885    312,928  66,974
                                                --------   -------- -------
                                                 559,876    324,486  83,364
                                                ========   ======== =======
Net asset value--offering and redemption
 price per share
  Classic Shares..............................  $   1.00   $   1.00 $  1.00
                                                ========   ======== =======
  Premier Shares..............................  $   1.00   $   1.00 $  1.00
                                                ========   ======== =======

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                Janaury 31, 1997
                (Amounts in Thousands, except Per Share Amounts)
                                  (Unaudited)

                                                                         FLORIDA
                                                    LIMITED   GOVERNMENT  TAX-
                                            BOND    MATURITY    INCOME    FREE
                                            FUND      FUND       FUND     FUND
                                          --------  --------  ---------- -------
ASSETS:
Investments, at value (Cost $128,909;
 $40,722;
 $13,775; and $50,896, respectively)....  $130,023  $40,848    $13,797   $52,343
Interest and dividends receivable.......     2,859      463        119       715
Receivable for capital shares issued....         3        1         --        --
Prepaid expenses and other assets.......        10        1          1        17
                                          --------  -------    -------   -------
    Total Assets........................   132,895   41,313     13,917    53,075
                                          --------  -------    -------   -------
LIABILITIES:
Payable for capital shares redeemed.....        13        6         59       189
Dividends payable.......................       676      181         71        --
Accrued expenses and other payables:
  Investment advisory fees..............        56       18          4        14
  Administration fees...................        13        4          1         5
  Accounting and transfer agent fees....        17       11         10         9
  Printing fees.........................        --       --         --        31
  Other.................................         8        6         10         2
                                          --------  -------    -------   -------
    Total Liabilities...................       783      226        155       250
                                          --------  -------    -------   -------
NET ASSETS:
Capital.................................   131,216   42,914     14,269    51,378
Undistributed net investment income.....        15        2        (10)       --
Net unrealized appreciation (deprecia-
 tion) from investments.................     1,114      126         22     1,447
Accumulated undistributed net realized
 gains (losses) from investment
 transactions...........................      (233)  (1,955)      (519)       --
                                          --------  -------    -------   -------
    Net Assets..........................  $132,112  $41,087    $13,762   $52,825
                                          ========  =======    =======   =======
Outstanding units of beneficial interest
 (shares)...............................    12,410    3,980      1,435     5,123
                                          ========  =======    =======   =======
Net asset value--redemption price per
 share..................................  $  10.65  $ 10.32    $  9.59   $ 10.31
                                          ========  =======    =======   =======
Maximum Sales Charge....................      3.00%    3.00%      3.00%     3.00%
                                          --------  -------    -------   -------
Maximum Offering Price (100%/(100%--
 Maximum Sales Charge) of net asset
 value rounded to the nearest cent)
 per share..............................  $  10.98  $ 10.64    $  9.89   $ 10.63
                                          ========  =======    =======   =======

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                January 31, 1997
                (Amounts in Thousands, except Per Share Amounts)
                                  (Unaudited)

                                                             REGIONAL
                                                    EQUITY    EQUITY   BALANCED
                                                     FUND      FUND      FUND
                                                   --------  --------  --------
ASSETS:
Investments, at value (Cost $327,372; $87,858;
 and $304,423,
 respectively)...................................  $419,083  $120,397  $353,334
Interest and dividends receivable................     1,123       193     4,066
Receivable for capital shares issued.............        21       126       158
Receivable from brokers for investments sold.....       321        --        91
Prepaid expenses and other assets................        26         4        14
                                                   --------  --------  --------
    Total Assets.................................   420,574   120,720   357,663
                                                   --------  --------  --------
LIABILITIES:
Payable for capital shares redeemed..............        72        62       224
Dividends payable................................     1,084        88     1,120
Accrued expenses and other payables:
  Investment advisory fees.......................       280        79       240
  Administration fees............................        42        12        36
  Accounting and transfer agent fees.............        52        20        47
  Other..........................................        35        11        16
                                                   --------  --------  --------
    Total Liabilities............................     1,565       272     1,683
                                                   --------  --------  --------
NET ASSETS:
Capital..........................................   320,359    85,746   300,188
Undistributed net investment income..............       (10)       --        11
Net unrealized appreciation from investments.....    91,711    32,539    48,911
Accumulated undistributed net realized gains from
 investment transactions.........................     6,949     2,163     6,870
                                                   --------  --------  --------
    Net Assets...................................  $419,009  $120,448  $355,980
                                                   ========  ========  ========
Outstanding units of beneficial interest
 (shares)........................................    22,206     4,966    26,534
                                                   ========  ========  ========
Net asset value--redemption price per share......  $  18.87  $  24.25  $  13.42
                                                   ========  ========  ========
Maximum Sales Charge.............................      4.50%     4.50%     4.50%
                                                   --------  --------  --------
Maximum Offering Price (100%/(100%--Maximum Sales
 Charge)
 of net asset value rounded to the nearest cent)
 per share.......................................  $  19.76  $  25.39  $  14.05
                                                   ========  ========  ========

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                   For the Six Months Ended January 31, 1997
                             (Amounts in Thousands)
                                  (Unaudited)

                                                       PRIME      U.S.    TAX
                                                    OBLIGATIONS TREASURY EXEMPT
                                                       FUND       FUND    FUND
                                                    ----------- -------- ------
INVESTMENT INCOME:
Interest income....................................   $16,722    $9,077  $1,319
                                                      -------    ------  ------
  Total Income.....................................    16,722     9,077   1,319
                                                      -------    ------  ------
EXPENSES:
Investment advisory fees...........................     1,213       688     148
Administration fees................................       606       344      74
Shareholder servicing fees (Classic Shares)........       148        15      22
Custodian and accounting fees......................       116        66      15
Legal and audit fees...............................        36        22       5
Trustees' fees and expenses........................         7         4       1
Transfer agent fees................................        61        49      12
Registration and filing fees.......................         3        11       2
Printing fees......................................        22        12       2
Other..............................................         7         4       4
                                                      -------    ------  ------
  Total Expenses...................................     2,219     1,215     285
Expenses voluntarily reduced.......................       (89)       (9)    (87)
                                                      -------    ------  ------
  Net Expenses.....................................     2,130     1,206     198
                                                      -------    ------  ------
Net Investment Income..............................    14,592     7,871   1,121
                                                      -------    ------  ------
Change in net assets resulting from operations.....   $14,592    $7,871  $1,121
                                                      =======    ======  ======


                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                   For the Six Months Ended January 31, 1997
                             (Amounts in Thousands)
                                  (Unaudited)

                                                    LIMITED  GOVERNMENT FLORIDA
                                            BOND    MATURITY   INCOME   TAX-FREE
                                            FUND      FUND      FUND      FUND
                                           -------  -------- ---------- --------
INVESTMENT INCOME:
Interest income..........................  $ 4,564   $1,391     $473     $1,223
Dividend income..........................       22       17        5         50
                                           -------   ------     ----     ------
  Total Income...........................    4,586    1,408      478      1,273
                                           -------   ------     ----     ------
EXPENSES:
Investment advisory fees.................      440      145       50        169
Administration fees......................      135       44       16         52
Custodian and accounting fees............       29       11        8         15
Legal and audit fees.....................       10        4        3          3
Trustees' fees and expenses..............        2        1       --          1
Transfer agent fees......................       23       11        9         11
Registration and filing fees.............        9        2        1          1
Printing fees............................       11        3        3          6
Other....................................        2        1       --         --
                                           -------   ------     ----     ------
  Total Expenses.........................      661      222       90        258
Expenses voluntarily reduced by invest-
 ment advisor
 and administrator.......................     (156)     (51)     (35)      (117)
                                           -------   ------     ----     ------
  Net Expenses...........................      505      171       55        141
                                           -------   ------     ----     ------
Net Investment Income....................    4,081    1,237      423      1,132
                                           -------   ------     ----     ------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
 INVESTMENTS:
Net realized gains (losses) from invest-
 ment transactions.......................      (92)    (488)      73          3
Change in unrealized appreciation (depre-
 ciation)
 from investments........................    2,010      699      269        268
                                           -------   ------     ----     ------
Net realized/unrealized losses from in-
 vestments...............................    1,918      211      342        271
                                           -------   ------     ----     ------
Change in net assets resulting from oper-
 ations..................................  $ 5,999   $1,448     $765     $1,403
                                           =======   ======     ====     ======

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                   For the Six Months Ended January 31, 1997
                             (Amounts in Thousands)
                                  (Unaudited)

                                                              REGIONAL
                                                     EQUITY    EQUITY   BALANCED
                                                      FUND      FUND      FUND
                                                     -------  --------  --------
INVESTMENT INCOME:
Interest income..................................... $    61  $    --   $ 5,670
Dividend income.....................................   5,451    1,220     2,618
                                                     -------  -------   -------
  Total Income......................................   5,512    1,220     8,288
                                                     -------  -------   -------
EXPENSES:
Investment advisory fees............................   1,616      433     1,428
Administration fees.................................     405      108       358
Custodian and accounting fees.......................      73       20        70
Legal and audit fees................................      28        7        24
Trustees' fees and expenses.........................       5        1         5
Transfer agent fees.................................      50       23        49
Registration and filing fees........................      17        4         8
Printing fees.......................................      13        4        12
Other...............................................       4        1         5
                                                     -------  -------   -------
  Total Expenses....................................   2,211      601     1,959
Expenses voluntarily reduced by administrator.......    (162)     (43)     (143)
                                                     -------  -------   -------
  Net Expenses......................................   2,049      558     1,816
                                                     -------  -------   -------
Net Investment Income...............................   3,463      662     6,472
                                                     -------  -------   -------
REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions.....  12,094    3,303     9,774
Change in unrealized appreciation (depreciation)
 from investments...................................  37,619   14,398    16,357
                                                     -------  -------   -------
Net realized/unrealized gains from investments......  49,713   17,701    26,131
                                                     -------  -------   -------
Change in net assets resulting from operations...... $53,176  $18,363   $32,603
                                                     =======  =======   =======

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS
                            (Amounts in Thousands)

                         PRIME OBLIGATIONS FUND     U.S. TREASURY FUND        TAX EXEMPT FUND
                         -----------------------  -----------------------  ---------------------
                             SIX                      SIX                      SIX
                           MONTHS       YEAR        MONTHS       YEAR        MONTHS      YEAR
                            ENDED       ENDED        ENDED       ENDED        ENDED      ENDED
                         JANUARY 31,  JULY 31,    JANUARY 31, JANUARY 31,  JANUARY 31, JULY 31,
                            1997        1996         1997        1996         1997       1996
                         ----------- -----------  ----------- -----------  ----------- ---------
                         (UNAUDITED)              (UNAUDITED)              (UNAUDITED)
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
  Net investment income.  $  14,592  $    30,615   $   7,871  $    19,129    $ 1,121   $   2,068
                          ---------  -----------   ---------  -----------    -------   ---------
  Change in net assets
   resulting
   from operations......     14,592       30,615       7,871       19,129      1,121       2,068
                          ---------  -----------   ---------  -----------    -------   ---------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income:
  Classic Shares (a)....     (2,807)      (1,925)       (276)        (204)      (264)       (140)
  Premier Shares (a)....    (11,785)     (28,690)     (7,595)     (18,925)      (857)     (1,928)
                          ---------  -----------   ---------  -----------    -------   ---------
Change in net assets
 from
 shareholder
 distributions..........    (14,592)     (30,615)     (7,871)     (19,129)    (1,121)     (2,068)
                          ---------  -----------   ---------  -----------    -------   ---------
CAPITAL TRANSACTIONS:
  Proceeds from shares
   issued...............    818,080    1,554,362     470,184    1,097,998     95,254     138,969
  Dividends reinvested..      3,648        7,423         506        1,973        274         531
  Cost of shares
   redeemed.............   (865,493)  (1,575,841)   (526,627)  (1,042,485)   (72,891)   (136,413)
                          ---------  -----------   ---------  -----------    -------   ---------
Change in net assets
 from
 share transactions.....    (43,765)     (14,056)    (55,937)      57,486     22,637       3,087
                          ---------  -----------   ---------  -----------    -------   ---------
Change in net assets....    (43,765)     (14,056)    (55,937)      57,486     22,637       3,087
NET ASSETS:
  Beginning of period...    603,617      617,673     380,425      322,939     60,727      57,640
                          ---------  -----------   ---------  -----------    -------   ---------
  End of period.........  $ 559,852  $   603,617   $ 324,488  $   380,425    $83,364   $  60,727
                          =========  ===========   =========  ===========    =======   =========
SHARE TRANSACTIONS:
  Issued................    818,080    1,554,362     470,184    1,097,998     95,254     138,969
  Reinvested............      3,648        7,423         506        1,973        274         531
  Redeemed..............   (865,493)  (1,575,841)   (526,627)  (1,042,485)   (72,891)   (136,413)
                          ---------  -----------   ---------  -----------    -------   ---------
Change in shares........    (43,765)     (14,056)    (55,937)      57,486     22,637       3,087
                          =========  ===========   =========  ===========    =======   =========

--------
(a) Effective April 1, 1996 the Funds' existing shares, which were previously unclassified, were designated Premier Shares and the Funds commenced offering Classic Shares.

                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS
                             (Amounts in Thousands)

                                     BOND FUND        LIMITED MATURITY FUND
                                --------------------  -------------------------
                                SIX MONTHS    YEAR     SIX MONTHS     YEAR
                                   ENDED     ENDED       ENDED        ENDED
                                JANUARY 31, JULY 31,  JANUARY 31,   JULY 31,
                                   1997       1996        1997        1996
                                ----------- --------  ------------  -----------
                                (UNAUDITED)           (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.......   $  4,081   $  6,705    $    1,237  $     3,206
  Net realized losses from
   investment transactions....        (92)      (140)         (488)        (229)
  Net change in unrealized
   appreciation (depreciation)
   from investments...........      2,010     (2,348)          699         (275)
                                 --------   --------    ----------  -----------
Change in net assets resulting
 from operations..............      5,999      4,217         1,448        2,702
                                 --------   --------    ----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income..     (4,553)    (6,517)       (1,387)      (3,206)
  In excess of net investment
   income.....................         --         --            --          (63)
  In excess of net realized
   gains......................         --     (1,025)           --           --
                                 --------   --------    ----------  -----------
Change in net assets from
 shareholder distributions....     (4,553)    (7,542)       (1,387)      (3,269)
                                 --------   --------    ----------  -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued.     15,842     57,993         4,369       16,713
  Dividends reinvested........      2,553      5,036           461        1,563
  Cost of shares redeemed.....    (20,466)   (21,638)       (9,809)     (31,502)
                                 --------   --------    ----------  -----------
Change in net assets from
 share transactions...........     (2,071)    41,391        (4,979)     (13,226)
                                 --------   --------    ----------  -----------
Change in net assets..........       (625)    38,066        (4,918)     (13,793)
NET ASSETS:
  Beginning of period.........    132,737     94,671        46,005       59,798
                                 --------   --------    ----------  -----------
  End of period...............   $132,112   $132,737       $41,087  $    46,005
                                 ========   ========    ==========  ===========
SHARE TRANSACTIONS:
  Issued......................      1,486      5,396           423        1,602
  Reinvested..................        239        467            44          150
  Redeemed....................     (1,913)    (2,005)         (949)      (3,036)
                                 --------   --------    ----------  -----------
Change in shares..............       (188)     3,858          (482)      (1,284)
                                 ========   ========    ==========  ===========

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS
                             (Amounts in Thousands)

                           GOVERNMENT INCOME FUND       FLORIDA TAX-FREE FUND
                           --------------------------   ------------------------
                            SIX MONTHS      YEAR         SIX MONTHS     YEAR
                              ENDED         ENDED          ENDED        ENDED
                           JANUARY 31,    JULY 31,      JANUARY 31,   JULY 31,
                               1997         1996            1997        1996
                           ------------   -----------   ------------  ----------
                           (UNAUDITED)                  (UNAUDITED)
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
  Net investment income..    $       423  $     1,198     $    1,132  $    2,117
  Net realized gains
   (losses) from
   investment
   transactions..........             73         (352)             3          97
  Net change in
   unrealized
   appreciation
   (depreciation) from
   investments...........            269           (9)           268        (169)
                             -----------  -----------     ----------  ----------
Change in net assets
 resulting from
 operations..............            765          837          1,403       2,045
                             -----------  -----------     ----------  ----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income................           (433)      (1,089)        (1,256)     (2,107)
  From net realized gains
   from investment
   transactions..........             --           --            (74)        (20)
  Tax return of capital
   from investment
   transactions..........             --          (10)            --          --
                             -----------  -----------     ----------  ----------
Change in net assets from
 shareholder
 distributions...........           (433)      (1,099)        (1,330)     (2,127)
                             -----------  -----------     ----------  ----------
CAPITAL TRANSACTIONS:
  Proceeds from shares
   issued................          1,051        5,601          6,584      10,538
  Dividends reinvested...            192          574             97         134
  Cost of shares
   redeemed..............         (3,565)      (6,840)        (2,798)    (10,054)
                             -----------  -----------     ----------  ----------
Change in net assets from
 share transactions......         (2,322)        (665)         3,883         618
                             -----------  -----------     ----------  ----------
Change in net assets.....         (1,990)        (927)         3,956         536
NET ASSETS:
  Beginning of period....         15,752       16,679         48,869      48,333
                             -----------  -----------     ----------  ----------
  End of period..........    $    13,762      $15,752        $52,825     $48,869
                             ===========  ===========     ==========  ==========
SHARE TRANSACTIONS:
  Issued.................            111          584            639       1,023
  Reinvested.............             20           60             10          13
  Redeemed...............           (372)        (715)          (271)       (974)
                             -----------  -----------     ----------  ----------
Change in shares.........           (241)         (71)           378          62
                             ===========  ===========     ==========  ==========

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS
                             (Amounts in Thousands)

                             EQUITY FUND       REGIONAL EQUITY FUND     BALANCED FUND
                         --------------------  --------------------  --------------------
                         SIX MONTHS    YEAR    SIX MONTHS    YEAR    SIX MONTHS    YEAR
                            ENDED     ENDED       ENDED     ENDED       ENDED     ENDED
                         JANUARY 31, JULY 31,  JANUARY 31, JULY 31,  JANUARY 31, JULY 31,
                            1997       1996       1997       1996       1997       1996
                         ----------- --------  ----------- --------  ----------- --------
                         (UNAUDITED)           (UNAUDITED)           (UNAUDITED)
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
  Net investment income.  $  3,463   $  6,319   $    662   $ 1,090    $  6,472   $ 11,729
  Net realized gains
   from investment
   transactions.........    12,094     20,434      3,303     1,891       9,774     14,292
  Net change in
   unrealized
   appreciation
   (depreciation)
   from investments.....    37,619      6,857     14,398     6,486      16,357       (568)
                          --------   --------   --------   -------    --------   --------
Change in net assets
 resulting from
 operations.............    53,176     33,610     18,363     9,467      32,603     25,453
                          --------   --------   --------   -------    --------   --------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income...............    (3,733)    (6,319)      (682)   (1,069)     (7,120)   (11,648)
  In excess of net
   investment income....        --         (7)        --        --          --         --
  From net realized
   gains from investment
   transactions.........   (21,737)   (10,800)    (2,315)     (755)    (15,073)    (7,455)
                          --------   --------   --------   -------    --------   --------
Change in net assets
 from
 shareholder
 distributions..........   (25,470)   (17,126)    (2,997)   (1,824)    (22,193)   (19,103)
                          --------   --------   --------   -------    --------   --------
CAPITAL TRANSACTIONS:
  Proceeds from shares
   issued...............    66,558    140,796     17,076    26,244      44,640     93,191
  Dividends reinvested..    12,349     10,225      1,652     1,130      15,788     14,962
  Cost of shares
   redeemed.............   (62,226)   (68,640)    (7,230)   (9,934)    (53,283)   (71,587)
                          --------   --------   --------   -------    --------   --------
Change in net assets
 from share
 transactions...........    16,681     82,381     11,498    17,440       7,145     36,566
                          --------   --------   --------   -------    --------   --------
Change in net assets....    44,387     98,865     26,864    25,083      17,555     42,916
NET ASSETS:
  Beginning of period...   374,622    275,757     93,584    68,501     338,425    295,509
                          --------   --------   --------   -------    --------   --------
  End of period.........  $419,009   $374,622   $120,448   $93,584    $355,980   $338,425
                          ========   ========   ========   =======    ========   ========
SHARE TRANSACTIONS:
  Issued................     3,594      8,082        740     1,277       3,335      7,104
  Reinvested............       685        597         72        55       1,195      1,148
  Redeemed..............    (3,329)    (3,888)      (313)     (482)     (3,961)    (5,449)
                          --------   --------   --------   -------    --------   --------
Change in shares........       950      4,791        499       850         569      2,803
                          ========   ========   ========   =======    ========   ========

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
PRIME OBLIGATIONS FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                January 31, 1997
                             (Amounts in Thousands)
                                  (Unaudited)

 PRINCIPAL                          SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                            COST
 --------- ---------------------------------------------------------   ---------
 CERTIFICATES OF DEPOSIT (7.9%):
 Domestic Certificate of Deposit (1.8%):
  $10,000  Chase Bank N.A., Delaware, 5.45%, 6/9/97.................   $ 10,000
                                                                       --------
 Euro Certificate of Deposit (2.5%):
   14,000  Toronto Dominion Bank, 5.78%, 1/13/98....................     14,000
                                                                       --------
 Yankee Certificates of Deposit (3.6%):
   10,000  Barclays Bank, 5.37%, 3/17/97............................     10,000
   10,000  Societe Generale, 5.45%, 2/7/97..........................     10,000
                                                                       --------
                                                                         20,000
                                                                       --------
  Total Certificates of Deposit                                          44,000
                                                                       --------
 COMMERCIAL PAPER--DOMESTIC (48.5%):
 Asset Backed (7.0%):
   10,000  Cooper River Funding, Inc., 5.35%, 2/3/97................      9,997
    9,421  Greenwich Funding Corp., 5.33%, 2/13/97..................      9,404
   10,000  Greenwich Funding Corp., 5.35%, 3/10/97..................      9,945
   10,000  Peacock Funding Corp., 5.30%, 5/30/97....................      9,826
                                                                       --------
                                                                         39,172
                                                                       --------
 Automotive (4.4%):
   10,000  Daimler-Benz North America Corp., 5.29%, 2/10/97.........      9,987
    5,000  Daimler-Benz North America Corp., 5.32%, 4/11/97.........      4,949
   10,000  General Motors Acceptance Corp., 5.34%, 2/5/97...........      9,994
                                                                       --------
                                                                         24,930
                                                                       --------
 Domestic Banking (1.8%):
   10,000  Banker's Trust New York Corp., 5.60%, 3/14/97............      9,936
                                                                       --------
 Electric Utility (3.6%):
   10,000  AES Shady Point, Inc., 5.42%, 2/14/97....................      9,980
   10,000  AES Shady Point, Inc., 5.35%, 2/20/97....................      9,972
                                                                       --------
                                                                         19,952
                                                                       --------
 Financial Services (14.9%):
    2,500  Cooperative Assoc. of Tractor Dealers, 5.45%, 2/4/97.....      2,499

 PRINCIPAL                          SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                            COST
 --------- ---------------------------------------------------------   ---------
 COMMERCIAL PAPER--DOMESTIC, CONTINUED:
 Financial Services, continued:
  $10,000  Cooperative Assoc. of Tractor Dealers, 5.38%, 5/23/97....   $  9,834
   10,000  Cooperative Assoc. of Tractor Dealers, 5.42%, 7/14/97....      9,755
    5,000  General Electric Capital Corp., 5.42%, 3/3/97............      4,977
    5,000  General Electric Capital Corp., 5.55%, 3/25/97...........      4,960
    4,928  International Lease Finance Corp., 5.30%, 2/5/97.........      4,925
   10,000  International Lease Finance Corp., 5.28%, 3/27/97........      9,921
    5,000  International Lease Finance Corp., 5.35%, 6/23/97........      4,894
   10,000  Island Financial Puerto Rico, 5.36%, 4/25/97.............      9,876
   10,000  KOC Funding Corp., 5.31%, 5/19/97........................      9,842
    5,000  Prime Asset Vehicle Ltd., 5.36%, 3/19/97.................      4,966
    7,000  Sigma Finance, Inc., 5.33%, 3/5/97.......................      6,967
                                                                       --------
                                                                         83,416
                                                                       --------
 Foreign Banking (6.1%):
    5,000  Abbey National N.A., 5.05%, 3/3/97.......................      4,998
   20,000  ABN-Amro N.A. Finance, Inc., 5.38%, 7/9/97...............     19,529
   10,000  Toronto Dominion Holdings, 5.40%, 10/7/97................      9,628
                                                                       --------
                                                                         34,155
                                                                       --------
 Insurance (1.8%):
   10,000  Great West Life & Annuity Insurance Co., 5.34%, 2/4/97...      9,996
                                                                       --------
 Pharmaceuticals (1.8%):
   10,000  Glaxo-Wellcome PLC, 5.33%, 4/23/97.......................      9,880
                                                                       --------
 Security Brokers & Dealers (7.1%):
   10,000  C.S. First Boston Corp., 5.46%*, 2/3/97..................     10,000
   10,000  C.S. First Boston Corp., 5.36%, 2/4/97...................      9,996
   10,000  C.S. First Boston Corp., 5.30%, 4/2/97...................      9,912

                                   Continued

AMSOUTH MUTUAL FUNDS
PRIME OBLIGATIONS FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                January 31, 1997
                             (Amounts in Thousands)
                                  (Unaudited)

 PRINCIPAL                          SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                            COST
 --------- ---------------------------------------------------------   ---------
 COMMERCIAL PAPER--DOMESTIC, CONTINUED:
 Security Brokers & Dealers, continued:
  $10,000  Merrill Lynch & Co., Inc., 5.30%, 2/28/97................   $  9,960
                                                                       --------
                                                                         39,868
                                                                       --------
  Total Commercial Paper--Domestic                                      271,305
                                                                       --------
 COMMERCIAL PAPER--FOREIGN (6.5%):
 Brazil (3.9%):
   10,000  Petroleo Brasileiro S.A., 5.37%, 4/7/97..................      9,903
   12,000  Petroleo Brasileiro S.A., 5.32%, 6/30/97.................     11,736
                                                                       --------
                                                                         21,639
                                                                       --------
 Canada (0.9%):
    5,000  Province of Quebec, 5.40%, 4/25/97.......................      4,938
                                                                       --------
 Mexico (1.7%):
   10,000  Cemex, SA, 5.40%, 5/13/97................................      9,849
                                                                       --------
  Total Commercial Paper--Foreign                                        36,426
                                                                       --------
 CORPORATE BONDS (9.2%):
 Automotive (0.9%):
    5,000  Ford Capital B.V., 5.38%, 1/1/98.........................      5,156
                                                                       --------
 Banking--Domestic (3.5%):
    5,000  First Chicago NBD, 5.70%, 1/8/98.........................      4,998
   10,000  PNC Bank, N.A., 5.40%*, 4/1/97...........................      9,996
    4,500  South Trust Bank Central Carolina, 5.65%, 4/4/97.........      4,498
                                                                       --------
                                                                         19,492
                                                                       --------
 Financial Services (3.9%):
    3,000  American General Finance Corp., 5.80%, 4/1/97............      3,001
    4,245  American General Finance Corp., 6.63%, 6/1/97............      4,250
    4,790  General Electric Capital Corp., 7.00%, 4/3/97............      4,800
    1,000  General Electric Capital Corp., 8.00%, 1/15/98...........      1,020
    1,500  General Electric Capital Corp., 7.95%, 2/2/98............      1,530
    5,000  General Motors Acceptance Corp., 7.75%, 4/15/97..........      5,021
    2,000  PACCAR Financial Corp., 5.43%, 6/2/97....................      1,996
                                                                       --------
                                                                         21,618
                                                                       --------

 PRINCIPAL                          SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                            COST
 --------- ---------------------------------------------------------   ---------
 CORPORATE BONDS, CONTINUED:
 Manufacturing--Misc. (0.2%):
  $ 1,000  Minnesota Mining & Manufacturing Co., 6.38%, 6/16/97.....   $  1,000
                                                                       --------
 Telecommunications (0.3%):
    1,480  AT&T Corp., 6.13%, 4/25/97...............................      1,480
                                                                       --------
 U.S. Government (0.4%):
    2,500  Student Loan Marketing Assoc., 5.65%, 2/6/97.............      2,498
                                                                       --------
  Total Corporate Bonds                                                  51,244
                                                                       --------
 GUARANTEED INSURANCE CONTRACTS (4.5%):
   12,500  Commonwealth Life Insurance Co., 5.64%*, 3/3/97(b).......     12,500
   12,500  Peoples Security Life Insurance Co., 5.59%*, 3/3/97(b)...     12,500
                                                                       --------
  Total Guaranteed Insurance Contracts                                   25,000
                                                                       --------
 MEDIUM TERM NOTES (8.6%):
 Automotive (1.8%):
   10,000  Toyota Motor Credit Co., 5.00%, 2/26/97..................      9,999
                                                                       --------
 Banking (1.7%):
    7,590  Marshall & Ilsley, 7.38%, 10/31/97.......................      7,673
    1,986  Suedwest Landesbank Capital Markets, 7.88%, 2/14/97......      1,987
                                                                       --------
                                                                          9,660
                                                                       --------
 Financial Services (5.1%):
    3,000  American General Finance Note, 5.80%, 4/1/97.............      3,002
    1,480  Associates Corp. of North America, 9.70%, 5/1/97.........      1,494
    1,000  Associates Corp. of North America, 7.05%, 5/15/97........      1,003
    2,500  Export Finance & Insurance Corp., 6.50%, 7/1/97..........      2,505
    4,300  General Electric Capital Corp., 7.85%, 2/1/97............      4,300
   11,000  General Electric Capital Corp., 16.30%, 6/30/97..........     11,457
    5,000  International Lease Finance, 5.88%, 2/1/97...............      5,000
                                                                       --------
                                                                         28,761
                                                                       --------
  Total Medium Term Notes                                                48,420
                                                                       --------

                                   Continued

AMSOUTH MUTUAL FUNDS
PRIME OBLIGATIONS FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                January 31, 1997
                             (Amounts in Thousands)
                                  (Unaudited)

 PRINCIPAL                          SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                            COST
 --------- ---------------------------------------------------------   ---------
 MUNICIPAL BONDS (2.2%):
 Georgia (0.4%):
  $ 2,300  Emory University Project Dekalb, 5.50%, 3/13/97..........   $  2,300
                                                                       --------
 New York (1.8%):
   10,000  New York City, Taxable, 5.46%*, 2/24/97(b)...............     10,000
                                                                       --------
  Total Municipal Bonds                                                  12,300
                                                                       --------
 U.S. GOVERNMENT AGENCIES (3.6%):
   10,000  Federal Farm Credit Bank, 5.35%*, 4/29/97................      9,996
   10,000  Federal National Mortgage Assoc., 9.20%, 6/10/97.........     10,128
                                                                       --------
  Total U.S. Government Agencies                                         20,124
                                                                       --------
  Total Investments (Cost--$508,819)                                    508,819
                                                                       --------

 PRINCIPAL                         SECURITY                          AMORTIZED
  AMOUNT                         DESCRIPTION                           COST
 --------- -------------------------------------------------------   ---------
 REPURCHASE AGREEMENT (9.0%):
  $50,294  C.S. First Boston Corp., 5.55%, 2/1/97, (Collateralized
            by 53,548 U.S. Government Agency Securities, 5.55%,
            2/3/97, market value--$52,811)........................   $ 50,294
                                                                     --------
  Total Repurchase Agreement                                           50,294
                                                                     --------
  Total (Cost--$559,113)(a)                                          $559,113
                                                                     ========

--------
Percentages indicated are based on net assets of $559,852.
(a) Cost and value for federal income tax and financial reporting purposes are the same.
(b) Put and demand features exist allowing the Fund to require the repurchase of the instrument within variable time periods including daily, weekly, monthly, quarterly, or semiannually.
  * Variable rate security. Rate presented represents rate in effect at January 31, 1997. Date presented reflects next rate change date.

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
U.S. TREASURY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                January 31, 1997
                             (Amounts in Thousands)
                                  (Unaudited)

 PRINCIPAL                          SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                            COST
 --------- ---------------------------------------------------------   ---------
 U.S. TREASURY BILLS (14.4%):
  $ 5,000  4.82%**, 2/6/97..........................................   $  4,997
    5,000  4.98%**, 2/20/97.........................................      4,987
   25,000  5.03%**, 3/6/97..........................................     24,885
    6,000  5.48%**, 5/29/97.........................................      5,893
    6,000  5.54%**, 6/26/97.........................................      5,868
                                                                       --------
  Total U.S. Treasury Bills                                              46,630
                                                                       --------
 U.S. TREASURY NOTES (57.1%):
   36,000  4.75%, 2/15/97...........................................     35,993
   55,000  6.88%, 2/28/97...........................................     55,064
    5,000  6.88%, 3/31/97...........................................      5,011
   20,000  8.50%, 4/15/97...........................................     20,125
   16,000  6.50%, 4/30/97...........................................     16,038
   12,000  6.13%, 5/31/97...........................................     12,028
    5,000  8.50%, 7/15/97...........................................      5,059
   10,000  5.50%, 7/31/97...........................................     10,004
    5,000  6.50%, 8/15/97...........................................      5,021
    5,000  6.00%, 8/31/97...........................................      5,003
    6,000  6.00%, 11/30/97..........................................      6,025
   10,000  5.25%, 12/31/97..........................................      9,965
                                                                       --------
  Total U.S. Treasury Notes                                             185,336
                                                                       --------
  Total Investments (Cost--$231,966)                                    231,966
                                                                       --------

 PRINCIPAL                         SECURITY                          AMORTIZED
  AMOUNT                         DESCRIPTION                           COST
 --------- -------------------------------------------------------   ---------
 REPURCHASE AGREEMENTS (27.8%):
  $45,063  First Boston Corp., 5.50%, 2/1/97, (Collateralized by
            46,410 U.S. Government Agency Securities, 5.88%,
            1/31/09, market value--$46,304).......................   $ 45,063
   45,064  Merrill Lynch & Co., 5.50%, 2/1/97, (Collateralized by
            45,969 U.S. Government Agency Securities, 10.75%,
            2/15/03--5/15/03, market value--$45,970)..............     45,064
                                                                     --------
  Total Repurchase Agreements                                          90,127
                                                                     --------
  Total (Cost--$322,093)(a)                                          $322,093
                                                                     ========

--------
Percentages indicated are based on net assets of $324,488.
(a) Cost and value for federal income tax and financial reporting purposes are the same.
 ** Effective yield at date of purchase.

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
TAX EXEMPT FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                January 31, 1997
                             (Amounts in Thousands)
                                  (Unaudited)

 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                           COST
 --------- --------------------------------------------------------   ---------
 TAX ANTICIPATION NOTES (3.6%):
 California (1.8%):
  $1,500   Los Angeles County, Tax & Revenue Anticipation Note,
            Series A, 4.50%, 6/30/97, LOC: Credit Suisse,
            NY & Morgan Guaranty...................................    $ 1,504
                                                                       -------
 Colorado (1.8%):
   1,500   Colorado General Fund, Tax & Revenue Anticipation Notes,
            Series A, 4.50%, 6/27/97...............................      1,504
                                                                       -------
  Total Tax Anticipation Notes                                           3,008
                                                                       -------
 DEMAND NOTES (35.2%):
 Alabama (12.3%):
   1,000   Alabama State Housing Finance Authority, Multi-Family
            Housing Revenue, Rime VLG Hoover Project,
            Series A, 3.55%*, 6/15/26**, FNMA......................      1,000
     150   Arab, Industrial Development Board, SCI Manufacturing,
            Inc., 3.70%*, 8/1/00**, LOC: Bank of Tokyo--Mitsubishi.        150
   2,000   City of Birmingham, Series 1992A, Unlimited GO, 3.55%*,
            5/1/19**, LOC: First Alabama Bank......................      2,000
   1,700   Columbia, Industrial Development Board, PCR, Alabama
            Power Co. Project, Series D, 3.65%*, 10/1/22**.........      1,700
   2,000   Mobile, Industrial Development Board, PCR, Alabama Power
            Co. Project, Series B, 3.40%*, 8/1/17**................      2,000
     550   Montgomery, Industrial Development Board, Industrial
            Partners Project, 3.65%*, 1/1/07**,
            LOC: Wachovia Bank.....................................        550
     700   North Alabama Environmental Improvement Authority, PCR,
            Reynolds Metals Co., 3.65%*, 12/1/00**,
            LOC: Bank of Nova Scotia...............................        700
   2,165   Stevenson, Industrial Development Board, Environmental
            Improvement Revenue, Mead Corp. Project,
            3.65%*, 11/1/16**, LOC: Credit Suisse..................      2,165
                                                                       -------
                                                                        10,265
                                                                       -------
 California (2.3%):
     400   Los Angeles Regional Airport Improvement Corp., American
            Airlines--Los Angeles International--B,
            3.65%*, 12/1/24**, LOC: Wachovia Bank..................        400
   1,500   Los Angeles Regional Airport Improvement Corp., American
            Airlines--Los Angeles International--D,
            3.65%*, 12/1/24**, LOC: Wachovia Bank..................      1,500
                                                                       -------
                                                                         1,900
                                                                       -------
 Colorado (0.2%):
     200   Adams County, Industrial Development Revenue, City View
            Park Project, 3.60%*, 12/1/15**,
            LOC: Barclays Bank PLC.................................        200
                                                                       -------
 Florida (1.8%):
   1,500   Laurel Club, 3.65%*, 6/1/25**, LOC: Swiss Bank..........      1,500
                                                                       -------
 Georgia (1.5%):
     500   Savannah, Downtown Development Authority, Parking
            Facilities Project, 3.55%*, 9/1/97, SPA:
            National Westminster Bank PLC..........................        500
     750   Savannah, Downtown Development Authority, Parking
            Facilities Project, 3.55%*, 9/1/98**, SPA:
            National Westminster Bank PLC..........................        750
                                                                       -------
                                                                         1,250
                                                                       -------

                                   Continued

AMSOUTH MUTUAL FUNDS
TAX EXEMPT FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                January 31, 1997
                             (Amounts in Thousands)
                                  (Unaudited)

 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                           COST
 --------- --------------------------------------------------------   ---------
 DEMAND NOTES, CONTINUED:
 Illinois (1.2%):
  $1,000   Chicago, O'Hare International Airport, General Airport
            2nd Lien, Series A, 3.55%*, 1/1/15**, LOC:
            Societe Generale, NY...................................    $ 1,000
                                                                       -------
 Missouri (4.0%):
     200   Kansas City, Industrial Development Authority, Hospital
            Revenue, Research Health Services System,
            3.65%*, 10/15/14**, MBIA...............................        200
     585   Missouri State Industrial Development Board, Jay Henges
            Enterprise, Series G-2, 3.60%*, 2/1/00**,
            LOC: Union Bank of Switzerland.........................        585
     535   Missouri State Industrial Development Board, John E.
            Raidel, Lot 2, Series F, 3.60%*, 2/1/04**..............        535
   2,000   St. Charles County, Industrial Development Authority,
            Sun River Village Apartments Project, 3.60%*,
            12/1/07**, LOC: Bank of America........................      2,000
                                                                       -------
                                                                         3,320
                                                                       -------
 Nebraska (2.0%):
   1,700   Nebraska Educational Facilities Authority, Educational
            Equipment & Improvements, 3.65%*, 12/1/00**,
            FGIC, SPA: Mitsubishi Bank, NY.........................      1,700
                                                                       -------
 Ohio (1.2%):
   1,000   Hamilton County, Health Care System, West Park Issue,
            3.55%*, 7/1/17**, LOC: Fifth Third Bank................      1,000
                                                                       -------
 Pennsylvania (1.4%):
   1,200   Schuylkill County, Industrial Development Authority,
            Resource Recovery Revenue,
            Gilberton Power Project, 3.55%*, 12/1/02**, LOC: Mellon
            Bank...................................................      1,200
                                                                       -------
 South Carolina (1.3%):
   1,000   Piedmont Municipal Power Agency, Electric Revenue,
            Series C, 3.50%*, 1/1/22**, MBIA.......................      1,000
      60   South Carolina State Jobs & Economic Development
            Authority, Economic Development Revenue,
            St. Francis Hospital, 3.65%*, 7/1/22**, LOC: Chase
            Manhattan..............................................         60
                                                                       -------
                                                                         1,060
                                                                       -------
 Tennessee (1.8%):
     600   Metropolitan Nashville Airport Authority, Special
            Facilities Revenue, American Airlines PJ--Series A,
            3.65%*, 10/1/12**, LOC: Credit Suisse..................        600
     900   Sullivan County, Industrial Development Board, PCR, Mead
            Corp. Project, 3.65%*, 10/1/16**, LOC:
            Union Bank of Switzerland..............................        900
                                                                       -------
                                                                         1,500
                                                                       -------
 Texas ( 2.2%):
     300   Grapevine, Industrial Development Corp., American
            Airlines-A1, 3.65%*, 12/1/24**, LOC: Morgan Guaranty...        300
     100   Grapevine, Industrial Development Corp., American
            Airlines-A3, 3.65%*, 12/1/24**, LOC: Morgan Guaranty...        100
     200   Grapevine, Industrial Development Corp., American
            Airlines-B2, 3.65%*, 12/1/24**, LOC: Morgan Guaranty...        200
     900   Lone Star Airport Improvement Authority, American
            Airlines-A3, 3.65%*, 12/1/14**, LOC:
            Royal Bank of Canada...................................        900
     300   Lone Star Airport Improvement Authority, American
            Airlines-B3, 3.65%*, 12/1/14**, LOC:
            Royal Bank of Canada...................................        300
                                                                       -------
                                                                         1,800
                                                                       -------

                                   Continued

AMSOUTH MUTUAL FUNDS
TAX EXEMPT FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                January 31, 1997
                             (Amounts in Thousands)
                                  (Unaudited)

 PRINCIPAL                          SECURITY                            AMORTIZED
  AMOUNT                           DESCRIPTION                            COST
 --------- ----------------------------------------------------------   ---------
 DEMAND NOTES, CONTINUED:
 Washington (1.2%):
  $1,000   Seattle, Water System Revenue, 3.70%*, 9/1/25**, LOC:
            Bayerische Landesbank....................................    $ 1,000
                                                                         -------
 West Virginia (0.8%):
     700   Putnam County, Industrial Development Revenue, FMC Corp.,
            3.65%*, 10/1/11**,
            LOC: Union Bank of Switzerland...........................        700
                                                                         -------
  Total Demand Notes                                                      29,395
                                                                         -------
 MUNICIPAL BONDS (47.7%):
 Alabama (1.2%):
   1,000   Jacksonville, Industrial Development Board, 3.60%*,
            9/1/12**, LOC: Wachovia Bank.............................      1,000
                                                                         -------
 Arizona (0.1%):
      50   Scottsdale, Industrial Development Authority, Hospital
            Revenue, Scottsdale Memorial Hospital,
            Series A, 8.50%, 9/1/17, Pre-refunded 9/1/97 @ 102,
            AMBAC....................................................         52
                                                                         -------
 Connecticut (2.5%):
     125   Connecticut State Health & Educational Facilities
            Authority, St. Francis Hospital & Medical Center,
            Series B, 4.85%, 7/1/97, MBIA............................        126
   2,000   Connecticut State Special Assessment, Unemployment
            Compensation, Series C, 3.90%, 11/15/01, FGIC, Mandatory
            Put 7/1/97 @ 100.........................................      2,000
                                                                         -------
                                                                           2,126
                                                                         -------
 Georgia (0.4%):
     310   Georgia State, GO, Series C, 7.50%, 5/1/05, Pre-refunded
            5/1/97 @ 102.............................................        319
                                                                         -------
 Hawaii (2.5%):
     200   Hawaii State, Unlimited GO, Series BO, 6.25%, 8/1/97......        202
     500   Hawaii State, Unlimited GO, Series BP, 6.00%, 8/1/04, Pre-
            refunded 8/1/97 @ 102....................................        515
     400   Hawaii State, Unlimited GO, 7.30%, 4/1/05, Pre-refunded
            4/1/97 @ 101.5...........................................        408
     970   Kauai County, Unlimited GO, Series B, 6.70%, 2/1/97, Pre-
            refunded 2/1/97 @ 100, MBIA..............................        970
                                                                         -------
                                                                           2,095
                                                                         -------
 Illinois (6.4%):
     255   Chicago, Metropolitan Water Reclamation District,
            Unlimited GO, 4.20%, 12/1/97.............................        256
   1,100          Chicago, School Finance Authority, Series A, 4.40%,
           6/1/97, MBIA..............................................      1,102
   1,400   Du Page, Water Commission, Revenue Bonds, 6.88%, 5/1/14,
            Pre-refunded 5/1/97 @ 102................................      1,438
   2,000   Health Facilities Authority, Highland Park Hospital,
            Series A, 3.50%*, 10/1/15**, FGIC........................      2,000
     100   Illinois State, Sales Tax Revenues, Series C, 6.75%,
            6/15/06, Pre-refunded 6/15/97 @ 102......................        103
     100   Northwest Water Commission, Cook & Lake Counties, 6.75%,
            6/15/06, Pre-refunded 5/1/97 @ 102,
            Mandatory Put 6/15/97 @ 102, MBIA........................        103
     300   Sauget, Regional Waste Water Treatment, 4.20%, 5/1/97,
            LOC: Monsanto Co.........................................        300
                                                                         -------
                                                                           5,302
                                                                         -------
 Iowa (0.3%):
     130   Burlington, Hospital Facilities, Burlington Medical
            Center, 4.30%, 6/1/97, FSA...............................        130
     100   Sioux City, Unlimited GO, 4.10%, 6/1/97...................        100
                                                                         -------
                                                                             230
                                                                         -------

                                   Continued

AMSOUTH MUTUAL FUNDS
TAX EXEMPT FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                January 31, 1997
                             (Amounts in Thousands)
                                  (Unaudited)

 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                           COST
 --------- --------------------------------------------------------   ---------
 MUNICIPAL BONDS, CONTINUED:
 Kansas (0.1%):
   $ 100   Wichita, Hospital Revenues, St. Francis III-A-3, 5.00%,
            10/1/97, MBIA..........................................    $   101
                                                                       -------
 Kentucky (0.5%):
     300   Campbell & Kenton Counties, Sanitation District No. 1,
            7.75%, 8/15/05, Pre-refunded 8/15/97 @ 102.............        313
     100   University of Louisville, Educational Buildings, Series
            K, 4.50%, 5/1/97, AMBAC................................        100
                                                                       -------
                                                                           413
                                                                       -------
 Maryland (0.2%):
     125   Northeast Maryland Waste Disposal Authority, Resource
            Recovery Revenue, 6.75%, 1/1/98, MBIA..................        128
                                                                       -------
 Massachusetts (2.2%):
   1,000   Massachusetts Bay Transportation Authority, General
            Transportation System, Series 1984A, 3.63%*,
            3/1/14**, LOC: State Street Bank & Trust...............      1,000
      50   Massachusetts State, Limited GO, Limited Revenue Bonds,
            6.25%, 3/1/05, Pre-refunded 3/1/97 @ 102...............         51
     500   Massachusetts State, Unlimited GO, Series A, 7.88%,
            6/1/97, FGIC-TCRS......................................        507
     300   Worcester, Limited GO, 6.80%, 5/15/97, MBIA.............        302
                                                                       -------
                                                                         1,860
                                                                       -------
 Michigan (2.4%):
   1,000   Detroit, Sewage Disposal Revenue, 6.75%, 7/1/01, Pre-
            refunded 7/1/97 @ 102, BIG.............................      1,020
     200   Greater Detroit Resource Recovery Authority, Series A,
            4.00%, 12/31/97, AMBAC.................................        200
     775   Michigan State Hospital Finance Authority Revenue,
            Sisters of Mercy, 4.00%, 8/15/97, MBIA.................        775
                                                                       -------
                                                                         1,995
                                                                       -------
 Mississippi (0.2%):
     125   Long Beach, Municipal Separate School District,
            Unlimited GO, 9.25%, 7/1/97, MBIA......................        128
                                                                       -------
 Missouri (5.6%):
     100   Independence, Electric Utility, 7.00%, 6/1/97, AMBAC....        101
     100   Kansas City, Unlimited GO, 8.50%, 3/1/97................        100
   2,000   Missouri State Environmental Improvement & Energy,
            3.10%, 6/1/15**, LOC: Union Bank of Switzerland........      2,000
   2,500   Missouri State Health & Education Facilities Authority,
            Revenue, 3.50%*, 6/1/22**, MBIA, SPA:
            Credit Suisse..........................................      2,500
                                                                       -------
                                                                         4,701
                                                                       -------
 Montana (0.1%):
     100   Billings, High School District No. 2, Unlimited GO,
            6.50%, 6/1/97..........................................        101
                                                                       -------
 New Jersey (1.0%):
     715   Pennsauken Township, Board of Education, Certificate of
            Participation, ETM, 7.15%, 7/15/97, BIG................        725
     100   New Jersey State Health Care Facilities, St. Clares
            Riverside Medical Center, 7.75%, 7/1/14,
            Pre-refunded 7/1/97 @ 102, BIG.........................        104
                                                                       -------
                                                                           829
                                                                       -------
 New York (0.4%):
     165   New York City, 1996 Series A, Unlimited GO, 8.00%,
            11/1/00, Pre-refunded 11/1/97 @ 101.5, AMBAC...........        173
     145   Oneida County, Public Improvement, Unlimited GO, 5.00%,
            6/1/97, AMBAC..........................................        145
                                                                       -------
                                                                           318
                                                                       -------

                                   Continued

AMSOUTH MUTUAL FUNDS
TAX EXEMPT FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                January 31, 1997
                             (Amounts in Thousands)
                                  (Unaudited)

 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                           COST
 --------- --------------------------------------------------------   ---------
 MUNICIPAL BONDS, CONTINUED:
 North Carolina (0.6%):
   $ 500   Greensboro, Unlimited GO, 6.00%, 3/1/97.................    $   501
                                                                       -------
 North Dakota (0.3%):
     250   Fargo, Series C, Unlimited GO, 3.80%, 7/1/97............        250
                                                                       -------
 Ohio (2.3%):
     275   Clermont County, Hospital Facilities Revenue, Mercy
            Health System, Series B, 4.40%, 9/1/97, AMBAC..........        276
   1,000   Cleveland, Public Power System Revenue, Improvement--1st
            Mortgage, 8.38%, 8/1/17,
            Pre-refunded 8/1/97 @ 102..............................      1,042
     100   Ohio State Highway Improvements, Series R, Unlimited GO,
            4.70%, 5/15/97.........................................        100
     250   Ohio State Public Facility Commission, Higher Education
            Facilities, Series II-A, 6.25%, 5/1/97, AMBAC..........        252
     275   Ohio State Public Facility Commission, Higher Education
            Facilities, Series II-C, 4.70%, 12/1/97................        277
                                                                       -------
                                                                         1,947
                                                                       -------
 Oklahoma (2.2%):
     185   Grand River Dam Authority, 6.70%, 6/1/00, Pre-refunded
            6/1/97 @ 102, BIG......................................        190
     100   Grand River Dam Authority, 6.80%, 6/1/01, Pre-refunded
            6/1/97 @ 102...........................................        103
     500   Grand River Dam Authority, 6.80%, 6/1/03, Pre-refunded
            6/1/97 @ 102...........................................        515
     295   Grand River Dam Authority, 7.00%, 6/1/10, Pre-refunded
            6/1/97 @ 102, BIG......................................        305
     525   Grand River Dam Authority, 6.00%, 6/1/11, Pre-refunded
            6/1/97 @ 100, FSA......................................        531
     200   Tulsa, Public Facilities Authority, Ogden Martin
            Systems, Inc. Project, 6.25%, 5/1/97, AMBAC............        201
                                                                       -------
                                                                         1,845
                                                                       -------
 Pennsylvania (1.6%):
      50   Allegheny County, Higher Education Building Authority,
            Allegheny County Community College, 6.25%, 11/1/10,
            Pre-refunded 11/1/97 @ 100, MBIA.......................         51
     150   Berks County, Municipal Authority, 5.80%, 9/1/98, Pre-
            refunded 9/1/97 @ 100..................................        152
     170   Mercer County, Unlimited GO, 4.85%, 8/1/99, Pre-refunded
            8/1/97 @ 100, AMBAC....................................        171
     165   North Wales, Water Authority, 7.00%, 11/1/09, Pre-
            refunded 11/1/97 @ 102, FGIC...........................        172
     200   Pennsylvania State, First Series, Unlimited GO, 4.10%,
            5/1/97.................................................        200
     500   Philadelphia, Gas Works, Fourteenth Series A, 7.88%,
            7/1/17**...............................................        522
     100   Philadelphia, Municipal Authority, Justice Lease, Series
            B, 6.25%, 11/15/97, FGIC...............................        102
                                                                       -------
                                                                         1,370
                                                                       -------
 South Carolina (0.2%):
     125   Greenville County, School District, Unlimited GO, 6.50,
            2/1/98.................................................        128
                                                                       -------
 Tennessee (1.7%):
     750   Johnson City, Unlimited GO, 4.00%, 12/1/97, MBIA........        752
     500   Metropolitan Government, Nashville & Davidson County,
            Unlimited GO, 5.70%, 4/15/97...........................        502
      75   Tennessee State, Series A, Unlimited GO, 5.80%, 6/1/97..         75
     100   Tennessee State, Series A, Unlimited GO, 5.88%, 7/1/97..        101
                                                                       -------
                                                                         1,430
                                                                       -------

                                   Continued

AMSOUTH MUTUAL FUNDS
TAX EXEMPT FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                January 31, 1997
                             (Amounts in Thousands)
                                  (Unaudited)

 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                           COST
 --------- --------------------------------------------------------   ---------
 MUNICIPAL BONDS, CONTINUED:
 Texas (4.4%):
   $ 100   Dallas County, Hospital District Revenue, 5.00%,
            5/15/97, AMBAC.........................................    $   100
     300   Dallas County, Series A, Unlimited GO, 4.00%, 8/15/97...        300
   1,000   Harris County, Health Facilities, Sisters of Charity
            Incarnate, 3.50%*, 1/1/15**, LOC: Toronto Dominion
            Bank...................................................      1,000
     105   Lewisville, Water & Sewer Revenue, Series 1986, 7.60%,
            2/15/97, AMBAC.........................................        105
     465   Lubbock, Limited GO, Certificates of Obligation, 6.30%,
            2/15/97................................................        466
   1,000   San Antonio, Electric & Gas Revenue, 10.50%, 2/1/13,
            Pre-refunded 2/1/98 @ 102..............................      1,083
     100   San Antonio, Unlimited GO, 6.30%, 8/1/97................        101
     200   Tarrant County, Health Facilities, Series B, 6.88%,
            9/1/12, Pre-refunded 9/1/97 @ 102, FGIC................        208
     175   Texas State Municipal Power Agency, 6.88%, 9/1/07, Pre-
            refunded 9/1/97 @ 102, AMBAC...........................        182
     110   Texas State Municipal Power Agency, 6.25%, 9/1/10, Pre-
            refunded 9/1/97 @ 102, BIG.............................        114
                                                                       -------
                                                                         3,659
                                                                       -------
 Utah (2.8%):
     115   Intermountain Power Agency, Power Supply Revenue, 1987
            Series B. 6.00%, 7/1/97................................        116
     100   Intermountain Power Agency, Power Supply Revenue, Series
            B, 6.75%, 7/1/97.......................................        101
   1,000   Intermountain Power Agency, Power Supply Revenue, Series
            C, 8.50%, 7/1/97, Pre-refunded 7/1/97 @ 102............      1,043
     100   Utah State, Unlimited GO, 4.90%, 7/1/97.................        101
   1,000   Utah State, Unlimited GO, Series 1991 A,B,C, 5.90%,
            7/1/97.................................................      1,009
                                                                       -------
                                                                         2,370
                                                                       -------
 Washington (1.3%):
     500   Washington Public Power Supply System, Nuclear Project
            No. 1, Series C, 7.25%, 7/1/97.........................        507
     100   Washington State, Series R-94A, Unlimited GO, 3.90%,
            8/1/97.................................................        100
     475   Washington State, Series 1995C AT-8 & R-95B, Unlimited
            GO, 5.50%, 7/1/97......................................        479
                                                                       -------
                                                                         1,086
                                                                       -------
 West Virginia (1.3%):
   1,050   West Virginia State Hospital Finance Authority, Hospital
            Revenue, Monongalia General Hospital Project,
            8.50%, 7/1/07, Prerefunded 7/1/97 @ 100, BIG...........      1,074
                                                                       -------
 Wisconsin (2.9%):
     150   Beloit, Sewer System Revenue, Series A, ETM, 6.60%,
            7/1/97, MBIA...........................................        152
     500   Milwaukee County, Series A, Unlimited GO, 4.80%, 9/1/97.        503
   1,000   Municipal Insurance Commission, 8.00%, 4/1/97, AMBAC....      1,008
     175   Wisconsin State, 4.50%, 6/16/97.........................        175
      50   Wisconsin State, Unlimited GO, 7.20%, 5/1/01, Pre-
            refunded 5/1/97 @ 101..................................         51
     500   Wisconsin State Health Facilities Authority, Meriter
            Hospital, Inc., ETM, 7.45%,12/1/97, FGIC...............        515
                                                                       -------
                                                                         2,404
                                                                       -------
  Total Municipal Bonds                                                 39,762
                                                                       -------
 TAX FREE COMMERCIAL PAPER (4.2%):
 Georgia (2.4%):
   2,000   Fulton County, Hospital, 3.10%, 10/1/18, Mandatory Put
            4/8/97, LOC: Trust Co. Bank............................      2,000
                                                                       -------

                                   Continued

AMSOUTH MUTUAL FUNDS
TAX EXEMPT FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                January 31, 1997
                             (Amounts in Thousands)
                                  (Unaudited)

  SHARES
    OR
 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                           COST
 --------- --------------------------------------------------------   ---------
 TAX FREE COMMERCIAL PAPER, CONTINUED:
 Washington (1.8%):
  $1,500   Seattle, Municipal Light & Power, 3.70%*, 11/1/15**,
            SPA: Morgan Guaranty Trust.............................    $ 1,500
                                                                       -------
  Total Tax Free Commercial Paper...................................     3,500
                                                                       -------
 INVESTMENT COMPANIES (8.7%):
   3,457   Federated Tax-Free Trust Mutual Fund....................      3,457
   3,761   Goldman Sachs Tax-Free Fund.............................      3,761
                                                                       -------
  Total Investment Companies........................................     7,218
                                                                       -------
  Total (Cost--$82,883)(a)..........................................   $82,883
                                                                       =======

--------
Percentages indicated are based on net assets of $83,364.
(a) Cost for federal income tax and financial reporting purposes are the same.
 * Variable rate security. Rate presented represents rate in effect at January 31, 1997. Date presented reflects final maturity date.
** Put and demand feastures exist allowing the Fund to require the repurchase of the instrument within variable time periods including daily, weekly, monthly and semiannually.
AMBAC--Insured by AMBAC Indemnity Corp.
BIG--Bond Insurance Guaranty
ETM--Escrowed to Maturity
FGIC--Insured by Financial Guaranty Insurance Corp.
FNMA--Insured by Federal National Mortgage Assoc.
FSA--Insured by Financial Security Assurance
GO--General Obligation
LOC--Letter of Credit
MBIA--Insured by Municipal Bond Insurance Assoc.
PCR--Pollution Control Revenue
PLC--Public Liability Co.
SPA--Standby Purchase Agreement
TCRS--Transferable Custodial Receipts

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                January 31, 1997
                             (Amounts in Thousands)
                                  (Unaudited)

 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 CORPORATE BONDS (32.8%):
 Appliances (0.4%):
  $   500  Whirlpool Corp., 9.50%, 6/15/00...........................   $    544
                                                                        --------
 Automotive (1.9%):
    1,570  Ford Capital B.V., 9.13%, 5/1/98..........................      1,629
      800  General Motors Corp., 9.63%, 12/1/00......................        880
                                                                        --------
                                                                           2,509
                                                                        --------
 Banking (4.2%):
    1,150  BankAmerica Corp., 9.50%, 4/1/01..........................      1,265
    1,000  Bankers Trust Co., 9.50%, 6/14/00.........................      1,086
    2,306  NationsBank Corp., 5.38%, 4/15/00.........................      2,234
    1,000  SunTrust Banks, Inc., 7.38%, 7/1/06.......................      1,020
                                                                        --------
                                                                           5,605
                                                                        --------
 Brokerage Services (3.0%):
    1,000  Bear Stearns & Co., Inc., 6.50%, 6/15/00..................        994
    1,035  Merrill Lynch & Co., Inc., 9.00%, 5/1/98..................      1,072
      750  Merrill Lynch & Co., Inc., 8.25%, 11/15/99................        785
    1,025  Morgan Stanley Group, Inc., 9.25%, 3/1/98.................      1,059
                                                                        --------
                                                                           3,910
                                                                        --------
 Entertainment (0.8%):
    1,000  Columbia Picture Entertainment, Inc., 9.88%, 2/1/98.......      1,030
                                                                        --------
 Financial Services (5.0%):
      500  Associates Corp., 8.63%, 6/15/97..........................        505
    1,000  Associates Corp., 6.25%, 3/15/99..........................      1,001
    2,000  Avco Financial, 5.50%, 4/1/00.............................      1,948
      500  Beneficial Corp., 9.90%, 11/17/97.........................        516
    1,310  British Telcom Finance, Inc., 9.38%, 2/15/99..............      1,389
      300  CIT Group Holdings, Inc., 8.75%, 7/1/97...................        304
    1,000  Margaretten Financial, 6.75%, 6/15/00.....................      1,001
                                                                        --------
                                                                           6,664
                                                                        --------
 Industrial Goods & Services (2.5%):
    1,000  E. I. Dupont de Nemours & Co., 6.75%, 10/15/02............      1,006
    1,156  Rockwell International, 6.63%, 6/1/05.....................      1,136
    1,200  WMX Technologies, Inc., 6.38%, 12/1/03....................      1,169
                                                                        --------
                                                                           3,311
                                                                        --------

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   --------
 CORPORATE BONDS, CONTINUED:
 Insurance (3.5%):
  $ 1,000  AON Corp., 6.88%, 10/1/99................................   $  1,013
    1,600  Capital Holding Corp., 9.20%, 4/17/01....................      1,742
      509  Chubb Corp., 8.75%, 11/15/99.............................        539
    1,300  Torchmark Corp., 9.63%, 5/1/98...........................      1,351
                                                                       --------
                                                                          4,645
                                                                       --------
 Oil & Gas Exploration & Production Services (1.2%):
    1,464  BP America Inc., 9.38%, 11/1/00 .........................      1,601
                                                                       --------
 Pharmaceuticals (0.8%):
    1,000  McKesson Corp., 8.63%, 2/1/98 ...........................      1,025
                                                                       --------
 Railroads (1.9%):
    1,500  Union Pacific Corp., 6.25%, 3/15/99......................      1,494
    1,000  Union Pacific Corp., 7.00%, 6/15/00......................      1,011
                                                                       --------
                                                                          2,505
                                                                       --------
 Utility--Electric (4.6%):
    1,000  Consolidated Edison Co. of New York, Inc., 6.63%, 2/1/02.        994
      470  National Rural Utilities Cooperative Finance Corp.,
            9.50%, 5/15/97..........................................        475
    1,500  Northern States Power Co., 7.88%, 10/1/01................      1,575
    1,000  Oklahoma Gas & Electric, 6.25%, 10/15/00.................        992
    1,000  Southern California Edison Co., 5.60%, 12/15/98..........        993
    1,000  Virginia Electric & Power Co., 7.25%, 3/1/97.............      1,001
                                                                       --------
                                                                          6,030
                                                                       --------
 Utility--Telephone (3.0%):
    1,000  BellSouth Telecommunications, Inc., 6.25%, 5/15/03.......        980
    2,000  GTE California, Inc., 5.63%, 2/1/01......................      1,930
    1,000  GTE Southwest, Inc., 5.82%, 12/1/99......................        986
                                                                       --------
                                                                          3,896
                                                                       --------
  Total Corporate Bonds                                                  43,275
                                                                       --------
 U.S. GOVERNMENT AGENCIES (3.5%):
 Federal National Mortgage Assoc.
    1,000  6.40%, 5/2/01............................................      1,000
    1,500  7.40%, 7/1/04............................................      1,569

                                   Continued

AMSOUTH MUTUAL FUNDS
BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                January 31, 1997
                             (Amounts in Thousands)
                                  (Unaudited)



 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Federal National Mortgage Assoc.:
  $ 2,000  8.50%, 2/1/05.............................................   $  2,097
                                                                        --------
  Total U.S. Government Agencies                                           4,666
                                                                        --------
 U.S. TREASURY BONDS (55.7%):
    6,000  7.50%, 11/15/01...........................................      6,296
   16,000  6.38%, 8/15/02............................................     16,060
   11,000  5.75%, 8/15/03............................................     10,633
   10,000  5.88%, 11/15/05...........................................      9,579
    4,000  6.50%, 10/15/06...........................................      3,994
    5,000  7.50%, 11/15/16...........................................      5,340
   23,500  6.25%, 8/15/23............................................     21,663
                                                                        --------
  Total U.S. Treasury Bonds                                               73,565
                                                                        --------

  SHARES
    OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 U.S. TREASURY STRIPS (5.7%):
  $11,000  6.51%, 2/15/04............................................   $  7,043
    2,000  6.87%, 2/15/17............................................        498
                                                                        --------
 Total U.S. Treasury Strips                                                7,541
                                                                        --------
 MEDIUM TERM NOTE (0.0%):
       25  Associates Corp. N.A., 6.00%, 3/15/99.....................         25
                                                                        --------
 Total Medium Term Note                                                       25
                                                                        --------
 INVESTMENT COMPANY (0.7%):
      951  AmSouth Prime Obligations Fund............................        951
                                                                        --------
 Total Investment Company                                                    951
                                                                        --------
 Total (Cost--$128,909)(a)                                              $130,023
                                                                        ========

--------
Percentages indicated are based on net assets of $132,112.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation........ $ 2,476
   Unrealized depreciation........  (1,362)
                                   -------
   Net unrealized appreciation.... $ 1,114
                                   =======

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
LIMITED MATURITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                January 31, 1997
                             (Amounts in Thousands)
                                  (Unaudited)



 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                            VALUE
 --------- -----------------------------------------------------------   -------
 CORPORATE BONDS (60.2%):
 Banking (9.6%):
   2,000   First Union Corp., 6.75%, 1/15/98..........................   $ 2,016
   1,040   NationsBank Corp., 6.63%, 1/15/98..........................     1,048
     900   Wachovia Bank, 6.30%, 3/15/01..............................       890
                                                                         -------
                                                                           3,954
                                                                         -------
 Beverages (3.6%):
   1,500   PepsiCo, Inc., 5.46%, 7/1/98...............................     1,488
                                                                         -------
 Electric Utility (11.0%):
     600   Baltimore Gas & Electric, 5.50%, 7/15/00...................       582
   2,000   Florida Power & Light, 5.70%, 3/5/98.......................     1,993
   1,950   Georgia Power, 6.13%, 9/1/99...............................     1,940
                                                                         -------
                                                                           4,515
                                                                         -------
 Electrical & Electronic (4.9%):
   2,000   Sony Capital Corp., 6.98%, 7/2/97..........................     2,012
                                                                         -------
 Financial Services (16.5%):
   1,200   Associates Corp. of North America, 7.50%, 5/15/99..........     1,232
   2,000   Avco Financial Services, Inc., 5.50%, 5/1/98...............     1,989
   2,000   Beneficial Corp., 7.32%, 11/17/99..........................     2,045
   1,500   Ford Motor Credit Corp., 6.00%, 3/24/98....................     1,503
                                                                         -------
                                                                           6,769
                                                                         -------

 PRINCIPAL
  AMOUNT                             SECURITY                            MARKET
 OR SHARES                         DESCRIPTION                            VALUE
 --------- -----------------------------------------------------------   -------
 CORPORATE BONDS, CONTINUED:
 Food Products (4.5%):
   1,850   Grand Metro Investment, 6.50%, 9/15/99.....................   $ 1,857
                                                                         -------
 Insurance (5.0%):
   2,000   American General Corp., 7.70%, 10/15/99....................     2,062
                                                                         -------
 Leasing (5.1%):
   2,000   USL Capital Corp., 8.13%, 2/15/00..........................     2,080
                                                                         -------
  Total Corporate Bonds                                                   24,737
                                                                         -------
 U.S. GOVERNMENT AGENCY (2.4%):
   1,000   Federal Home Loan Mortgage Corp., 5.75%, 11/16/98..........       996
                                                                         -------
  Total U.S. Government Agency                                               996
                                                                         -------
 U.S. TREASURY NOTES (35.6%):
  10,500   6.63%, 7/31/01.............................................    10,645
   4,000   6.13%, 12/31/01............................................     3,973
                                                                         -------
  Total U.S. Treasury Notes                                               14,618
                                                                         -------
 INVESTMENT COMPANY (1.2%):
     497   AmSouth Prime Obligations Fund.............................       497
                                                                         -------
  Total Investment Company                                                   497
                                                                         -------
  Total (Cost--$40,722)(a)                                               $40,848
                                                                         =======

--------
Percentages indicated are based on net assets of $41,087.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.......... $ 410
   Unrealized depreciation..........  (284)
                                     -----
   Net unrealized appreciation...... $ 126
                                     =====

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
GOVERNMENT INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                January 31, 1997
                             (Amounts in Thousands)
                                  (Unaudited)

 PRINCIPAL                            SECURITY                            MARKET
  AMOUNT                            DESCRIPTION                           VALUE
 --------- -------------------------------------------------------------  ------
 U.S. GOVERNMENT AGENCIES (73.8%):
 Government National Mortgage Assoc.
  $    61  9.50%, 5/15/18, Pool #237920.................................  $   65
       88  9.00%, 6/15/18, Pool #251674.................................      92
      114  9.00%, 8/15/18, Pool #256195.................................     120
      107  9.50%, 2/15/19, Pool #229511.................................     115
      184  9.50%, 6/15/19, Pool #273497.................................     198
       17  9.50%, 7/15/19, Pool #272490.................................      18
      199  9.00%, 10/15/19, Pool #282314................................     209
       77  9.00%, 10/15/19, Pool #265423................................      81
       64  8.50%, 12/15/19, Pool #192962................................      67
      134  9.00%, 12/15/19, Pool #155126................................     141
      124  9.00%, 1/15/20, Pool #145478.................................     130
       66  9.00%, 3/15/20, Pool #281980.................................      69
       97  9.00%, 5/15/20, Pool #282467.................................     102
       74  9.50%, 5/15/20, Pool #288952.................................      79
      318  9.50%, 9/15/20, Pool #287187.................................     342
       32  9.50%, 9/15/20, Pool #210730.................................      34
      158  8.50%, 11/15/20, Pool #296517................................     164
       75  9.00%, 11/15/20, Pool #293865................................      79
      175  9.50%, 11/15/20, Pool #299157................................     188
      241  9.50%, 11/15/20, Pool #282659................................     259
       11  9.50%, 12/15/20, Pool #297517................................      11
       63  9.50%, 12/15/20, Pool #295078................................      68
       22  9.50%, 1/15/21, Pool #300061.................................      24
      455  9.00%, 2/15/21, Pool #295094.................................     478
       66  8.50%, 8/15/21, Pool #310782.................................      69
      150  8.50%, 8/15/21, Pool #310287.................................     156
      233  9.50%, 8/15/21, Pool #306082.................................     250
      114  9.00%, 9/15/21, Pool #312637.................................     120

 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                            VALUE
 --------- -----------------------------------------------------------   -------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Government National Mortgage Assoc., continued:
  $    58  9.00%, 9/15/21, Pool #312960...............................   $    61
       89  8.50%, 10/15/21, Pool #313828..............................        93
      148  9.00%, 10/15/21, Pool #309619..............................       155
      140  9.00%, 1/15/22, Pool #316246...............................       147
       25  9.00%, 4/15/22, Pool #312880...............................        27
       99  9.00%, 6/15/22, Pool #315171...............................       103
       24  9.00%, 9/15/22, Pool #333385...............................        25
       14  8.50%, 2/15/23, Pool #343166...............................        15
      206  7.50%, 6/15/24, Pool #401000...............................       206
      996  7.50%, 7/15/25, Pool #365408...............................       999
      476  7.50%, 8/15/25, Pool #408478...............................       477
    2,460  7.50%, 9/15/25, Pool #377615...............................     2,466
      659  7.50%, 9/15/25, Pool #394478...............................       660
       33  7.50%, 9/15/25, Pool #365435...............................        33
      459  7.50%, 12/15/25, Pool #384943..............................       460
      493  8.00%, 7/15/26, Pool #391645...............................       504
                                                                         -------
  Total U.S. Government Agencies                                          10,159
                                                                         -------
 U.S. TREASURY BONDS (25.4%):
    2,000  6.50%, 5/15/05.............................................     2,001
    1,400  7.50%, 11/15/16............................................     1,495
                                                                         -------
  Total U.S. Treasury Bonds                                                3,496
                                                                         -------
 INVESTMENT COMPANY (1.0%):
      142  AmSouth U.S. Treasury Fund.................................       142
                                                                         -------
  Total Investment Company                                                   142
                                                                         -------
  Total (Cost--$13,775)(a)                                               $13,797
                                                                         =======

--------
Percentages indicated are based on net assets of $13,762.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.......... $ 137
   Unrealized depreciation..........  (115)
                                     -----
   Net unrealized appreciation...... $  22
                                     =====

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
FLORIDA TAX-FREE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                January 31, 1997
                             (Amounts in Thousands)
                                  (Unaudited)

 PRINCIPAL                           SECURITY                             MARKET
  AMOUNT                            DESCRIPTION                           VALUE
 --------- ------------------------------------------------------------   ------
 FLORIDA MUNICIPAL BONDS (96.4%):
  $  545   Altamonte Springs, Health Facility, 5.60%, 10/1/10..........   $  565
     500   Board of Education, Series H, 6.90%, 5/1/98.................      519
     655   Brevard County, Solid Waste Disposal System, 5.63%, 4/1/08..      660
   1,000   Broward County Expressway Authority, Series A, 6.50%,           1,022
            7/1/04.....................................................
   1,000   Cape Coral, Special Obligation, 5.50%, 7/1/99...............    1,029
   1,000   Clearwater, Water & Sewer Revenue, 4.75%, 12/1/00...........    1,016
   1,000         Dade County, Aviation Authority, Series 1994 B, 6.25%,    1,096
           10/1/04, AMBAC..............................................
     725   Dade County, School Board, Series A, 5.20%, 5/1/06..........      740
   1,000   Dade County, Water & Sewer Revenue, 4.70%, 10/1/99..........      998
   1,000   Davie, Water & Sewer Revenue, 5.20%, 10/1/99................    1,025
   1,000   Department of Natural Resources, Preservation 2000, 6.30%,      1,071
            7/1/04, MBIA...............................................
   1,000   Division of Bond Finance, Natural Reserve Preservation 2000,    1,022
            Series A, 5.40%, 7/1/07, MBIA..............................
   1,000   Dunes, Community Development District, 5.00%, 10/1/98.......    1,008
   1,000   Dunes, Community Development District, 5.50%, 10/1/07.......      995
     500   Gulf Breeze, Local Government, 5.90%, 12/10/10..............      523
     470   Hernando County, Water & Sewer Revenue, 5.10%, 6/1/98.......      478
   1,000   Hillsborough County, Board, 4.60%, 7/1/97...................    1,004
     750   Hillsborough County, Environmental Land, 6.00%, 7/1/03*.....      807
   1,000   Hillsborough County, Solid Waste, 5.30%, 10/1/03............    1,039
   1,000   Homestead, Special Insurance Assessment, 4.90%, 9/1/00......    1,019
   1,000   Housing Finance Agency, 6.63%, 2/1/08*......................    1,000
     810   Housing Finance Agency, Series 1995 A-1, 5.65%, 1/1/09......      813
   1,000   Indian River, Hospital Revenue, 5.50%, 10/1/11..............    1,008
   1,000   Jacksonville, District Water & Sewer, 5.20%, 10/1/02........    1,034
     500   Jacksonville, Electric Authority, St. John's River Power          537
            Park, 6.95%, 10/1/04.......................................
   1,000   Lake County, Sales Revenue, 5.13%, 12/1/98..................    1,022
   1,000   Lee County, Capital Improvements Revenue, Series B, 4.75%,      1,016
            10/1/00....................................................
   1,000   Lee County, Local Option Gas Tax Revenue, 4.50%, 10/1/01....    1,003
     500   Manatee County School Board, 5.75%, 7/1/09..................      525
   1,000   Martin County, 3.80%, 8/1/98................................      999
   1,000   Miami Beach, Water & Sewer Revenue, 5.38%, 9/1/08...........    1,023
     955   Miramar, Wastewater Improvement, Series 1994, 6.25%,              994
            10/1/05....................................................
     595   Miramar, Water Improvement, 4.50%, 10/1/01..................      542
   1,000   Orange County, Sales Tax, Series A, 4.38%, 1/1/01...........    1,000
   1,000   Orlando & Orange County Expressway Authority, 4.80%, 7/1/01.    1,015
   1,000   Orlando Utilities, Community Water & Electric, 5.00%,           1,023
            10/1/99....................................................
   1,500   Orlando Wastewater System Revenue, 4.90%, 10/1/06...........    1,499
   1,000   Ormond Beach, Water & Sewer, 5.60%, 9/1/99..................    1,037
   1,000   Pasco County, Water & Sewer Revenue, Series A, 5.50%,           1,048
            10/1/03, FGIC..............................................
   1,000   Pembroke Pines, Public Improvement, 4.63%, 10/1/00..........    1,012
   1,000   Polk County, Capital Improvement, 4.30%, 12/1/02............      987
   1,000   Port of Palm Beach, Revenue Bonds, 6.25%, 9/1/08............    1,069
     910   Punta Gorda, Utilities, 5.00%, 1/1/98.......................      922

                                   Continued

AMSOUTH MUTUAL FUNDS
FLORIDA TAX-FREE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                January 31, 1997
                              Amounts in Thousands
                                  (Unaudited)

  SHARES
    OR
 PRINCIPAL                        SECURITY                               MARKET
  AMOUNT                         DESCRIPTION                             VALUE
 --------- ---------------------------------------------------------    -------
 FLORIDA MUNICIPAL BONDS, CONTINUED:
  $  455   St. Johns County, Road Development, 5.20%, 10/1/99.......    $   468
   1,000   St. Johns River Management District, Water, 5.10%,
            7/1/09..................................................        988
     600   St. Lucie County, Sales Tax, 4.20%, 10/1/01..............        591
     800   St. Lucie County, Sales Tax, 4.30%, 10/1/02..............        787
     625   St. Lucie County, Special Assessment, 5.10%, 11/1/04.....        627
   1,000   Seminole County, Local Option Gas Tax, 5.00%, 10/1/02....      1,024
   1,000   Seminole County, School District, GO, 5.20%, 8/1/97......      1,008
     480   Smyrna Beach, Utility, 5.20%, 4/1/09.....................        479
   1,000   State Sunshine Skyway, 6.60%, 7/1/08*....................      1,064
   1,000   Tallahassee, Utility System Revenue, 5.80%, 10/1/08......      1,052
     550   Tampa, Solid Waste Revenue, 4.90%, 10/1/02, FGIC.........        559
     750   Tampa Water & Sewer Revenue, 5.25%, 10/1/07..............        739
     505   Venice, Health Care Revenue, 5.50%, 8/15/09..............        513
     230   Venice, Health Care Revenue, 5.60%, 8/15/10..............        234
   1,000   Volusia County, 5.30%, 6/1/01............................      1,030

                                                                        -------
   Total Florida Municipal Bonds....................................     50,927
                                                                        -------
 INVESTMENT COMPANIES (2.7%):
      68   AmSouth Tax Exempt Fund..................................         68
   1,348   Dreyfus Florida Money Market Fund........................      1,348

                                                                        -------
   Total Investment Companies.......................................      1,416
                                                                        -------
   Total (Cost--$50,896)(a).........................................    $52,343
                                                                        =======

--------
Percentages indicated are based on net assets of $52,825.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation........ $ 1,472
   Unrealized depreciation........     (25)
                                   -------
   Net unrealized appreciation.... $ 1,447
                                   =======

* Put and demand features exist allowing the Fund to require the repurchase of the instrument within variable time periods including daily, weekly, monthly, or semiannually.
AMBAC--Insured by AMBAC Indemnity Corp.
FGIC--Insured by Financial Guaranty Insurance Corp.
GO--General Obligation
MBIA--Insured by Municipal Bond Insurance Assoc.

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                January 31, 1997
                             (Amounts in Thousands)
                                  (Unaudited)

                                   SECURITY                              MARKET
 SHARES                          DESCRIPTION                             VALUE
 ------ -------------------------------------------------------------   --------
 COMMON STOCKS (96.7%):
 Apparel (1.0%):
    320 Phillips-Van Heusen..........................................   $  4,320
                                                                        --------
 Automobiles (1.8%):
    240 Ford Motor Co................................................      7,710
                                                                        --------
 Automotive Parts (1.1%):
    195 Arvin Industries, Inc........................................      4,704
                                                                        --------
 Banking (6.4%):
    360 Great Western Financial Corp.................................     11,385
     80 J.P. Morgan & Co., Inc.......................................      8,240
     65 NationsBank Corp.............................................      7,020
                                                                        --------
                                                                          26,645
                                                                        --------
 Chemicals--Specialty (2.0%):
    420 Engelhard Corp...............................................      8,347
                                                                        --------
 Commercial Services (0.2%):
     39 ACNielsen Corp.(b)...........................................        633
                                                                        --------
 Computers & Peripherals (1.5%):
     40 International Business Machines Corp.........................      6,290
                                                                        --------
 Construction (0.3%):
    110 Ryland Group, Inc............................................      1,430
                                                                        --------
 Containers (1.1%):
    200 Rubbermaid, Inc..............................................      4,625
                                                                        --------
 Cosmetics & Related (1.2%):
    120 Tambrands, Inc...............................................      4,920
                                                                        --------
 Electronic & Electrical (3.4%):
    255 AMP, Inc.....................................................     10,391
     61 Avnet, Inc...................................................      3,774
                                                                        --------
                                                                          14,165
                                                                        --------
 Financial Services (2.5%):
     82 American Express Co..........................................      5,115
    230 Dun & Bradstreet Corp........................................      5,520
                                                                        --------
                                                                          10,635
                                                                        --------
 Food Processing & Packaging (5.0%):
    327 Grand Metropolitan PLC, ADR..................................      9,858
    280 Sara Lee Corp................................................     11,060
                                                                        --------
                                                                          20,918
                                                                        --------

                                  SECURITY                              MARKET
 SHARES                          DESCRIPTION                            VALUE
 ------ ------------------------------------------------------------   --------
 COMMON STOCKS, CONTINUED:
 Forest Products--Lumber, Paper (2.3%):
    210 Weyerhauser Co..............................................   $  9,555
                                                                       --------
 Gold & Silver Mining (1.1%):
    315 Homestake Mining Co.........................................      4,449
                                                                       --------
 Health Care (3.5%):
    122 Aetna, Inc..................................................      9,605
    105 United Healthcare Corp......................................      5,119
                                                                       --------
                                                                         14,724
                                                                       --------
 Industrial Services (2.1%):
    253 Measurex Corp...............................................      8,760
                                                                       --------
 Insurance-Broker (1.8%):
     70 Marsh & McLennan Cos., Inc..................................      7,543
                                                                       --------
 Insurance--Property, Casualty, Health & Other (2.7%):
    180 St. Paul Cos., Inc..........................................     11,250
                                                                       --------
 Manufacturing (0.5%):
     49 Kennametal, Inc.............................................      1,934
                                                                       --------
 Medical Supplies (2.0%):
    185 Baxter International, Inc...................................      8,533
                                                                       --------
 Newspapers (4.4%):
    250 Dow Jones & Co., Inc........................................      9,906
    110 Gannett Co., Inc............................................      8,429
                                                                       --------
                                                                         18,335
                                                                       --------
 Oil & Gas Exploration, Production & Services (9.1%):
    150 Burlington Resources, Inc...................................      7,463
    430 Sun Co., Inc................................................     11,341
    101 Texaco, Inc.................................................     10,693
    330 USX--Marathon Group.........................................      8,786
                                                                       --------
                                                                         38,283
                                                                       --------
 Oilfield Equipment & Services (2.3%):
    130 Dresser Industries, Inc.....................................      4,404
    280 McDermott International, Inc................................      5,110
                                                                       --------
                                                                          9,514
                                                                       --------
 Pharmaceuticals (7.2%):
    120 American Home Products Corp.................................      7,605
     61 Bristol-Myers Squibb Co.....................................      7,747
     70 Johnson & Johnson...........................................      4,034

                                   Continued

AMSOUTH MUTUAL FUNDS
EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                January 31, 1997
                             (Amounts in Thousands)
                                  (Unaudited)

                                   SECURITY                              MARKET
 SHARES                          DESCRIPTION                             VALUE
 ------ -------------------------------------------------------------   --------
 COMMON STOCKS, CONTINUED:
 Pharmaceuticals, continued:
    290 Pharmacia & Upjohn, Inc......................................   $ 10,803
                                                                        --------
                                                                          30,189
                                                                        --------
 Pollution Control Services & Equipment (2.4%):
    275 WMX Technologies, Inc........................................     10,072
                                                                        --------
 Railroad (1.2%):
    100 CSX Corp.....................................................      4,850
                                                                        --------
 Retail (12.1%):
    195 Dayton Hudson Corp...........................................      7,337
    270 Dillard Department Stores, Inc., Class A.....................      8,066
     62 Footstar, Inc.(b)............................................      1,400
    250 Gap, Inc.....................................................      7,188
    170 May Department Stores Co.....................................      7,565
    215 Melville Corp.(b)............................................      9,299
    420 Wal-Mart Stores, Inc.........................................      9,975
                                                                        --------
                                                                          50,830
                                                                        --------
 Services (Non-Financial) (1.6%):
    116 Cognizant Corp.(b)...........................................      3,727
    150 Rollins, Inc.................................................      2,944
                                                                        --------
                                                                           6,671
                                                                        --------

                                   SECURITY                              MARKET
 SHARES                          DESCRIPTION                             VALUE
 ------ -------------------------------------------------------------   --------
 COMMON STOCKS, CONTINUED:
 Transportation Leasing & Trucking (2.5%):
    240 Ryder System, Inc............................................   $  6,840
    148 USFreightways Corp...........................................      3,756
                                                                        --------
                                                                          10,596
                                                                        --------
 Transportation--Marine (0.3%):
     65 Kirby Corp.(b)...............................................      1,251
                                                                        --------
 Utilities--Electric & Gas (3.6%):
    290 Baltimore Gas & Electric Co..................................      7,975
    325 Southern Co..................................................      7,109
                                                                        --------
                                                                          15,084
                                                                        --------
 Utilities--Telecommunications (6.5%):
    160 AT&T Corp....................................................      6,300
    170 BellSouth Corp...............................................      7,544
    131 NYNEX Corp...................................................      6,632
    170 Sprint Corp..................................................      6,927
                                                                        --------
                                                                          27,403
                                                                        --------
  Total Common Stocks                                                    405,168
                                                                        --------
 INVESTMENT COMPANY (3.3%):
 13,915 AmSouth Prime Obligations Fund...............................     13,915
                                                                        --------
  Total Investment Company                                                13,915
                                                                        --------
  Total (Cost--$327,372)(a)                                             $419,083
                                                                        ========

--------
Percentages indicated are based on net assets of $419,009.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation........ $98,087
   Unrealized depreciation........  (6,376)
                                   -------
   Net unrealized appreciation.... $91,711
                                   =======

(b) Represents non-income producing security.
ADR--American Depository Receipt
PLC--Public Liability Co.

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
REGIONAL EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                January 31, 1997
                             (Amounts in Thousands)
                                  (Unaudited)

                                   SECURITY                              MARKET
 SHARES                          DESCRIPTION                             VALUE
 ------ -------------------------------------------------------------   --------
 COMMON STOCKS (91.7%):
 Air Freight (2.5%):
    60  Federal Express Corp.(b).....................................   $  3,075
                                                                        --------
 Apparel (2.6%):
    80  Delta Woodside Industries, Inc...............................        580
    80  Russell Corp.................................................      2,580
                                                                        --------
                                                                           3,160
                                                                        --------
 Automotive Parts (3.5%):
    95  Discount Auto Parts, Inc.(b).................................      1,781
    55  Genuine Parts Co.............................................      2,427
                                                                        --------
                                                                           4,208
                                                                        --------
 Banking (10.1%):
    70  Deposit Guaranty Corp........................................      2,196
    50  First Commerce Corp..........................................      1,994
    60  First Tennessee National Corp................................      2,430
    35  First Union Corp.............................................      2,927
    24  NationsBank Corp.............................................      2,592
                                                                        --------
                                                                          12,139
                                                                        --------
 Building Materials (1.8%):
   110  Interface, Inc...............................................      2,152
                                                                        --------
 Chemicals--Specialty (2.0%):
   270  Ethyl Corp...................................................      2,362
                                                                        --------
 Electronic & Electrical (2.8%):
   180  Scientific-Atlanta, Inc......................................      3,420
                                                                        --------
 Food Processing & Packaging (4.8%):
   145  Flowers Industries, Inc......................................      3,099
   145  Lance, Inc...................................................      2,646
                                                                        --------
                                                                           5,745
                                                                        --------
 Forest Products--Lumber, Paper (3.8%):
    80  Caraustar Industries, Inc....................................      2,520
    65  James River Corp. of Virginia................................      2,088
                                                                        --------
                                                                           4,608
                                                                        --------
 Furniture (1.0%):
   105  Winsloew Furniture, Inc.(b)..................................      1,168
                                                                        --------
 Insurance (3.5%):
    85  Equifax, Inc.................................................      2,678
    40  Vesta Insurance Group, Inc...................................      1,515
                                                                        --------
                                                                           4,193
                                                                        --------

                                   SECURITY                              MARKET
 SHARES                          DESCRIPTION                             VALUE
 ------ -------------------------------------------------------------   --------
 COMMON STOCKS, CONTINUED:
 Manufacturing (2.4%):
    75  Wolverine Tube, Inc.(b)......................................   $  2,859
                                                                        --------
 Medical Services (14.0%):
   210  Coventry Corp.(b)............................................      1,680
   200  HEALTHSOUTH Corp.(b).........................................      8,725
   152  Health Management Assoc., Inc.(b)............................      4,196
   120  Medpartners, Inc.(b).........................................      2,235
                                                                        --------
                                                                          16,836
                                                                        --------
 Oil & Gas Exploration, Production, & Services (5.7%):
    40  Louisiana Land & Exploration Co..............................      2,250
    13  Mobil Corp...................................................      1,706
    60  Production Operators Corp....................................      2,910
                                                                        --------
                                                                           6,866
                                                                        --------
 Oilfield Equipment & Services (4.7%):
   160  McDermott International, Inc.................................      2,920
   130  Offshore Logistics, Inc.(b)..................................      2,795
                                                                        --------
                                                                           5,715
                                                                        --------
 Printing (2.4%):
   100  John H. Harland Co...........................................      2,913
                                                                        --------
 Railroad (2.2%):
    30  Norfolk Southern Corp........................................      2,659
                                                                        --------
 Restaurants (2.5%):
   110  Cracker Barrel Old Country Store, Inc........................      2,998
                                                                        --------
 Retail (5.3%):
   150  Books-A-Million, Inc.(b).....................................        881
   190  Hancock Fabrics, Inc.........................................      2,446
   150  Stein Mart, Inc.(b)..........................................      3,019
                                                                        --------
                                                                           6,346
                                                                        --------
 Services (Non-Financial) (1.3%):
    80  Rollins, Inc.................................................      1,570
                                                                        --------
 Steel (4.0%):
   115  Birmingham Steel Corp........................................      2,286
    50  Nucor Corp...................................................      2,600
                                                                        --------
                                                                           4,886
                                                                        --------
 Transportation Leasing & Trucking (2.1%):
    90  Ryder System, Inc............................................      2,565
                                                                        --------

                                   Continued

AMSOUTH MUTUAL FUNDS
REGIONAL EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                January 31, 1997
                             (Amounts in Thousands)
                                  (Unaudited)

                                   SECURITY                              MARKET
 SHARES                          DESCRIPTION                             VALUE
 ------ -------------------------------------------------------------   --------
 COMMON STOCKS, CONTINUED:
 Utilities--Electric (4.1%):
    80  Florida Progress Corp........................................   $  2,480
   110  Southern Co..................................................      2,406
                                                                        --------
                                                                           4,886
                                                                        --------
 Utilities--Telecommunications (2.6%):
    70  BellSouth Corp...............................................      3,106
                                                                        --------
  Total Common Stocks                                                    110,435
                                                                        --------

                                   SECURITY                              MARKET
 SHARES                          DESCRIPTION                             VALUE
 ------ -------------------------------------------------------------   --------
 INVESTMENT COMPANIES (8.2%):
 5,821  AmSouth Prime Obligations Fund...............................   $  5,821
 4,141  AmSouth U.S. Treasury Fund...................................      4,141
                                                                        --------
  Total Investment Companies                                               9,962
                                                                        --------
  Total (Cost--$87,858)(a)                                              $120,397
                                                                        ========

--------
Percentages indicated are based on net assets of $120,448.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation........ $37,362
   Unrealized depreciation........  (4,823)
                                   -------
   Net unrealized appreciation.... $32,539
                                   =======

(b) Represents non-income producing security.

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
BALANCED FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                January 31, 1997
                             (Amounts in Thousand)
                                  (Unaudited)

 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                            VALUE
 --------- -----------------------------------------------------------   -------
 CORPORATE BONDS (18.3%):
 Appliances (0.1%):
 $   500   Whirlpool Corp., 9.50%, 6/15/00............................   $   544
                                                                         -------
 Automotive (0.9%):
   1,430   Ford Capital B.V., 9.13%, 5/1/98...........................     1,484
   1,000   Ford Motor Credit Corp., 5.63%, 1/15/99....................       990
     700   General Motors Corp., 9.63%, 12/1/00.......................       770
                                                                         -------
                                                                           3,244
                                                                         -------
 Banking (3.4%):
     930   BankAmerica Corp., 9.50%, 4/1/01...........................     1,023
   1,000   Bankers Trust Co., 9.50%, 6/14/00..........................     1,086
   2,500   Mellon Corp., 6.30%, 6/1/00................................     2,481
   4,185   NationsBank Corp., 5.38%, 4/15/00..........................     4,054
   2,000   SunTrust Banks, Inc., 7.38%, 7/1/06........................     2,040
   1,475   Wachovia Corp., 6.63%, 11/15/06............................     1,437
                                                                         -------
                                                                          12,121
                                                                         -------
 Brokerage Services (1.9%):
   4,000   Dean Witter Discover & Co., 6.00%, 3/1/98..................     4,002
   2,000   Merrill Lynch & Co., Inc., 6.00%, 3/1/01...................     1,950
   1,000   Morgan Stanley Group, Inc., 9.25%, 3/1/98..................     1,034
                                                                         -------
                                                                           6,986
                                                                         -------
 Entertainment (0.3%):
   1,000   Columbia Picture Entertainment, Inc., 9.88%, 2/1/98........     1,030
                                                                         -------
 Financial--Commercial (1.1%):
   4,000   Associates Corp. N.A., 6.75%, 7/15/01......................     4,015
                                                                         -------
 Financial Services (1.9%):
   1,000   American General Finance Corp., 7.70%, 11/15/97............     1.014
     500   Associates Corp., 8.63%, 6/15/97...........................       505
     500   Beneficial Corp., 9.90%, 11/17/97..........................       516
   1,200   British Telecom Finance, Inc., 9.38%, 2/15/99..............     1,272
     200   CIT Group Holdings, Inc., 8.75%, 7/1/97....................       203
   1,000   Commercial Credit Co., 7.88%, 7/15/04......................     1,055
   2,000   Morgan Stanley Group, Inc., 8.10%, 6/24/02.................     2,130
                                                                         -------
                                                                           6,695
                                                                         -------

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   --------
 CORPORATE BONDS, CONTINUED:
 Food Products (0.3%):
 $   1,000 H.J. Heinz Co., 6.75%, 10/15/99..........................   $  1,010
                                                                       --------
 Industrial Goods & Services (2.7%):
       500 Browning Ferris Industries, Inc., 6.10%, 1/15/03.........        484
     1,000 Dresser Industries, Inc., 6.25%, 6/1/00..................        994
     2,000 Gannett Co., Inc., 5.85%, 5/1/00.........................      1,963
     3,000 Monsanto Corp., 6.00%, 7/1/00............................      2,955
     1,000 WMX Technologies, Inc., 8.25%, 11/15/99..................      1,048
     2,000 WMX Technologies, Inc., 7.70%, 10/01/02..................      2,090
                                                                       --------
                                                                          9,534
                                                                       --------
 Insurance (1.2%):
     1,000 Allstate Corp., 5.88%, 6/15/98...........................        998
     1,400 Capital Holding Corp., 9.20%, 4/17/01....................      1,524
       420 Chubb Corp., 8.75%, 11/15/99.............................        445
     1,200 Torchmark Corp., 9.63%, 5/1/98...........................      1,247
                                                                       --------
                                                                          4,214
                                                                       --------
 Oil & Gas Exploration & Production Services (0.5%):
     1,550 BP America, Inc., 9.38%, 11/1/00.........................      1,695
                                                                       --------
 Pharmaceuticals (0.3%):
     1,000 McKesson Corp., 8.63%, 2/1/98............................      1,025
                                                                       --------
 Retail Stores (0.6%):
     2,000 Wal-Mart Stores, Inc., 6.75%, 5/15/02....................      2,020
                                                                       --------
 Technology (0.5%):
     1,730 Lucent Technologies, Inc., 6.90%, 7/15/01................      1,749
                                                                       --------
 Utility--Electric (2.6%):
     3,450 Duke Power Co., 7.00%, 6/1/00............................      3,510
     1,275 Georgia Power Co., 6.13%, 9/1/99.........................      1,269
       530 National Rural Utilities Cooperative Finance Corp.,
            9.50%, 5/15/97..........................................        535
     2,000 Oklahoma Gas & Electric, 6.25%, 10/15/00.................      1,985
       900 Pennsylvania Power & Light Co., 6.00%, 6/1/00............        886
     1,200 Virginia Electric & Power Co., 7.25%, 3/1/97.............      1,202
                                                                       --------
                                                                          9,387
                                                                       --------
  Total Corporate Bonds                                                  65,269
                                                                       --------

                                   Continued

AMSOUTH MUTUAL FUNDS
BALANCED FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                January 31, 1997
                             (Amounts in Thousands)
                                  (Unaudited)

  SHARES
    OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                            VALUE
 --------- -----------------------------------------------------------   -------
 U.S. TREASURY BONDS (9.5%):
 $11,000   7.50%, 11/15/16............................................   $11,747
  24,000   6.25%, 8/15/23.............................................    22,124
                                                                         -------
  Total U.S. Treasury Bonds                                               33,871
                                                                         -------
 U.S. GOVERNMENT AGENCY (1.9%):
   7,000   Federal Home Loan Mortgage Corp., 5.83%, 2/9/06............     6,568
                                                                         -------
  Total U.S. Government Agency                                             6,568
                                                                         -------
 U.S. TREASURY NOTES (15.5%):
   1,000   7.13%, 2/29/00.............................................     1,028
  25,000   6.38%, 8/15/02.............................................    25,093
  18,300   5.75%, 8/15/03.............................................    17,689
  12,000   5.88%, 11/15/05............................................    11,495
                                                                         -------
  Total U.S. Treasury Notes                                               55,305
                                                                         -------
 U.S. TREASURY STRIPS (2.2%):
  12,000   6.42%, 2/15/04.............................................     7,684
                                                                         -------
  Total U.S. Treasury Strips                                               7,684
                                                                         -------
 COMMON STOCKS (49.8%):
 Apparel (0.5%):
     140   Phillips-Van Heusen........................................     1,890
                                                                         -------
 Automobiles (1.2%):
     135   Ford Motor Co..............................................     4,337
                                                                         -------
 Automotive Parts (0.7%):
     101   Arvin Industries, Inc......................................     2,437
                                                                         -------
 Banking (3.4%):
     120   Great Western Financial Corp...............................     3,795
      40   J.P. Morgan & Co., Inc. ...................................     4,120
      40   NationsBank Corp. .........................................     4,320
                                                                         -------
                                                                          12,235
                                                                         -------
 Chemicals--Specialty (0.9%):
     160   Engelhard Corp.............................................     3,180
                                                                         -------
 Computers & Peripherals (0.4%):
      10   International Business Machines Corp.......................     1,572
                                                                         -------
 Construction (0.3%):
      76   Ryland Group, Inc..........................................       988
                                                                         -------
 Containers (0.7%):
     100   Rubbermaid, Inc............................................     2,312
                                                                         -------





                                    SECURITY                             MARKET
 SHARES                           DESCRIPTION                             VALUE
 ------  -------------------------------------------------------------   -------
 COMMON STOCKS, CONTINUED:
 Cosmetics & Related (0.5%):
      45 Tambrands, Inc...............................................   $ 1,845
                                                                         -------
 Electronic & Electrical (2.0%):
     103 AMP, Inc. ...................................................     5,297
      32 Avnet, Inc. .................................................     1,980
                                                                         -------
                                                                           7,277
                                                                         -------
 Financial Services (1.3%):
      45 American Express Co..........................................     2,807
      80 Dun & Bradstreet Corp........................................     1,920
                                                                         -------
                                                                           4,727
                                                                         -------
 Food Processing & Packaging (2.4%):
     131 Grand Metropolitan PLC, ADR..................................     3,940
     120 Sara Lee Corp................................................     4,740
                                                                         -------
                                                                           8,680
                                                                         -------
 Forest Products--Lumber, Paper (1.2%):
      90 Weyerhauser Co. .............................................     4,095
                                                                         -------
 Gold & Silver Mining (0.5%):
     125 Homestake Mining Co..........................................     1,766
                                                                         -------
 Health Care (1.8%):
      58 Aetna, Inc...................................................     4,566
      35 United Healthcare Corp.......................................     1,706
                                                                         -------
                                                                           6,272
                                                                         -------
 Industrial Services (1.0%):
     100 Measurex Corp. ..............................................     3,462
                                                                         -------
 Insurance--Broker (0.8%):
      25 Marsh & McLennan Cos., Inc. .................................     2,694
                                                                         -------
 Insurance--Property, Casualty, Health & Other (1.3%):
      75 St. Paul Cos., Inc...........................................     4,687
                                                                         -------
 Manufacturing (0.4%):
      31 Kennametal, Inc..............................................     1,228
                                                                         -------
 Medical Supplies (1.4%):
     110 Baxter International, Inc....................................     5,074
                                                                         -------
 Newspapers (2.1%):
      90 Dow Jones & Co., Inc.........................................     3,566
      50 Gannett Co., Inc.............................................     3,831
                                                                         -------
                                                                           7,397
                                                                         -------

                                   Continued

AMSOUTH MUTUAL FUNDS
BALANCED FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                January 31, 1997
                             (Amounts in Thousands)
                                  (Unaudited)

                                   SECURITY                              MARKET
 SHARES                           DESCRIPTION                             VALUE
 ------ --------------------------------------------------------------   -------
 COMMON STOCKS, CONTINUED:
 Oil & Gas Exploration, Production, & Services (4.9%):
  80    Burlington Resources, Inc.....................................   $ 3,980
 195    Sun Co., Inc..................................................     5,143
  40    Texaco, Inc...................................................     4,235
 150    USX--Marathon Group...........................................     3,994
                                                                         -------
                                                                          17,352
                                                                         -------
 Oilfield Equipment & Services (1.4%):
 100    Dresser Industries, Inc.......................................     3,388
  90    McDermott International, Inc..................................     1,642
                                                                         -------
                                                                           5,030
                                                                         -------
 Pharmaceuticals (3.8%):
  60    American Home Products Corp...................................     3,802
  30    Bristol-Myers Squibb Co. .....................................     3,810
  30    Johnson & Johnson.............................................     1,729
 114    Pharmacia & Upjohn, Inc.......................................     4,247
                                                                         -------
                                                                          13,588
                                                                         -------
 Pollution Control Services & Equipment (1.2%):
 115    WMX Technologies, Inc.........................................     4,212
                                                                         -------
 Railroad (0.7%):
  50    CSX Corp. ....................................................     2,425
                                                                         -------
 Retail (5.8%):
  54    Dayton Hudson Corp............................................     2,032
 105    Dillard Department Stores, Inc., Class A......................     3,137
  29    Footstar, Inc.(b).............................................       651
 135    Gap Inc. .....................................................     3,881
  70    May Department Stores Co. ....................................     3,115
 100    Melville Corp.(b).............................................     4,325
 150    Wal-Mart Stores, Inc..........................................     3,563
                                                                         -------
                                                                          20,704
                                                                         -------

                                   SECURITY                              MARKET
 SHARES                          DESCRIPTION                             VALUE
 ------ -------------------------------------------------------------   --------
 COMMON STOCKS, CONTINUED:
 Services (Non-Financial) (0.6%):
    48  Cognizant Corp.(b)...........................................   $  1,542
    25  Rollins, Inc.................................................        491
                                                                        --------
                                                                           2,033
                                                                        --------
 Transportation Leasing & Trucking (1.1%):
    85  Ryder System, Inc............................................      2,422
    63  USFreightways Corp...........................................      1,599
                                                                        --------
                                                                           4,021
                                                                        --------
 Transportation--Marine (0.2%):
    30  Kirby Corp.(b)...............................................        578
                                                                        --------
 Utilities--Electric (1.6%):
   110  Baltimore Gas & Electric Co..................................      3,025
   115  Southern Co..................................................      2,516
                                                                        --------
                                                                           5,541
                                                                        --------
 Utilities--Telecommunications (3.8%):
    60  AT&T Corp....................................................      2,362
    90  BellSouth Corp...............................................      3,994
    80  NYNEX Corp...................................................      4,050
    80  Sprint Corp..................................................      3,260
                                                                        --------
                                                                          13,666
                                                                        --------
  Total Common Stocks.................................................   177,305
                                                                        --------
 INVESTMENT COMPANIES (2.1%):
 7,327  AmSouth Prime Obligations Fund...............................      7,327
     5  AmSouth U.S. Treasury Fund...................................          5
                                                                        --------
  Total Investment Companies                                               7,332
                                                                        --------
  Total (Cost--$304,423)(a)                                             $353,334
                                                                        ========

--------
Percentages indicated are based on net assets of $355,980.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation........ $53,264
   Unrealized depreciation........  (4,353)
                                   -------
   Net unrealized appreciation.... $48,911
                                   =======

(b) Represents non-income producing security.
ADR--American Depository Receipt
PLC--Public Liability Co.

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                               January 31, 1997
                                  (Unaudited)


1. ORGANIZATION:

 AmSouth Mutual Funds (the "Trust") was organized on August 5, 1988, and is registered under the Investment Company Act of 1940, as amended, ("the 1940 Act") as a diversified, open-end investment company established as a Massachusetts business trust. Between the date of organization and the dates of commencement of operations, the Trust had no operations other than incurring organizational expenses and the sale of initial units of beneficial interest ("shares").

 The Trust is authorized to issue an unlimited number of shares without par value. The Trust currently offers shares of the AmSouth Prime Obligations Fund, the AmSouth U.S. Treasury Fund, the AmSouth Tax-Exempt Fund, the AmSouth Bond Fund, the AmSouth Limited Maturity Fund, the AmSouth Government Income Fund, the AmSouth Florida Tax-Free Fund, the AmSouth Equity Fund, the AmSouth Regional Equity Fund, and the AmSouth Balanced Fund (collectively, "the Funds" and individually "a Fund"). The AmSouth Alabama Tax-Free Fund and the AmSouth Municipal Bond Fund have not yet commenced operations. Sales of shares of the Funds may be made to customers of AmSouth Bank of Alabama, ("AmSouth") and its affiliates, to all accounts of correspondent banks of AmSouth and to the general public.

 The Prime Obligations Fund, the U.S. Treasury Fund and the Tax Exempt Fund (the "money market funds") each offer two classes of shares: Classic Shares and Premier Shares. Effective April 1, 1996, the existing shares of the money market funds, which were previously unclassified, were designated Premier Shares, and the money market funds commenced offering Classic Shares. Shares of the Bond Fund, Limited Maturity Fund, the Government Income Fund, the Florida Tax-Free Fund, the Equity Fund, the Regional Equity Fund and the Balanced Fund (the "variable net asset value funds") are not classified.

 The Prime Obligations Fund and U.S. Treasury Fund seek current income with liquidity and stability of principal. The Tax Exempt Fund seeks to produce as high a level of current interest income exempt from federal income taxes as is consistent with the preservation of capital and relative stability of principal. The Bond Fund and Limited Maturity Fund seek current income, consistent with the preservation of capital. The Government Income Fund seeks to provide a high level of current income consistent with prudent investment risk. The Florida Tax-Free Fund seeks to produce as high a level of current interest income exempt from federal income taxes and Florida intangibles taxes as is consistent with the preservation of capital. The Equity Fund and the Regional Equity Fund seek growth of capital. The Balanced Fund seeks to obtain long-term capital growth and current income.

2. SIGNIFICANT ACCOUNTING POLICIES:

  The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

                                   Continued

AMSOUTH MUTUAL FUNDS

                               January 31, 1997
                                  (Unaudited)


  SECURITIES VALUATION:

  Investments of the money market funds are valued at either amortized cost, which approximates market value, or at original cost which, combined with accrued interest, approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the money market funds may not (a) purchase any instrument with a remaining maturity greater than thirteen months unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted average maturity which exceeds 90 days.

  Investments in common stocks, corporate bonds, municipal bonds, commercial paper and U.S. Government securities of the variable net asset value funds are valued at their market values determined on the basis of the mean between the latest available bid and asked prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and market values of such investments are reflected as unrealized appreciation or depreciation.

  SECURITIES TRANSACTIONS AND RELATED INCOME:

  Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

  REPURCHASE AGREEMENTS:

  The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation and from registered broker/dealers which AmSouth deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

  DIVIDENDS TO SHAREHOLDERS:

  Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income are declared and paid monthly for the variable net asset value funds. Distributable net realized gains, if any, are declared and distributed annually.

                                   Continued

AMSOUTH MUTUAL FUNDS

                               January 31, 1997
                                  (Unaudited)


  Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carryforwards and deferrals of certain losses. Permanent book and tax basis differences are reflected in the components of net assets.

  FEDERAL INCOME TAXES:

  It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

  OTHER:

  Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Trust are prorated to the Funds on the basis of relative net assets.

3. PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the six month period ended January 31, 1997:

                                                          PURCHASES     SALES
                                                         ----------- -----------
  Bond Fund............................................. $14,562,758 $16,453,992
  Limited Maturity Fund.................................  18,072,074  22,897,150
  Government Income Fund................................     397,041   2,486,012
  Florida Tax-Free Fund.................................   6,466,070   1,105,000
  Equity Fund...........................................  55,280,739  45,114,368
  Regional Equity Fund..................................  15,503,168   7,292,410
  Balanced Fund.........................................  46,038,632  50,662,473

                                   Continued

AMSOUTH MUTUAL FUNDS

                               January 31, 1997
                                  (Unaudited)


4. CAPITAL SHARE TRANSACTIONS:

 Transactions in capital shares for the Funds which offer multiple classes of shares for the six month period ended January 31, 1997 and the year ended July, 31, 1996 were as follows:

                                    PRIME                                      TAX EXEMPT
                              OBLIGATIONS FUND          TREASURY FUND             FUND
                            ----------------------  ----------------------  ------------------
                              AMOUNT      SHARES      AMOUNT      SHARES     AMOUNT    SHARES
                            ----------  ----------  ----------  ----------  --------  --------
  For the six month period
  ended  January 31, 1997:
  Classic Shares:
    Shares issued.........  $  298,430     298,430  $   10,775      10,775  $ 11,620    11,620
    Dividends reinvested..       2,810       2,810         274         274       260       260
    Shares redeemed.......    (317,330)   (317,330)    (11,753)    (11,753)  (12,606)  (12,606)
                            ----------  ----------  ----------  ----------  --------  --------
    Net decrease..........  $  (16,090)    (16,090) $     (704)       (704) $   (726)     (726)
                            ==========  ==========  ==========  ==========  ========  ========
  Premier Shares:
    Shares issued.........  $  519,650     519,650  $  459,408     459,408  $ 83,634    83,634
    Dividends reinvested..         838         838         232         232        15        15
    Shares redeemed.......    (548,163)   (548,163)   (514,873)   (514,873)  (60,286)  (60,286)
                            ----------  ----------  ----------  ----------  --------  --------
    Net increase
     (decrease)...........  $  (27,675)    (27,675) $  (55,233)    (55,233) $ 23,363    23,363
                            ==========  ==========  ==========  ==========  ========  ========
  For the period April 1,
  1996  through July 31,
  1996:
  Classic Shares (a):
    Shares issued.........  $  165,419     165,419  $    9,207       9,207  $  9,803     9,803
    Dividends reinvested..       1,963       1,963         222         222       143       143
    Shares redeemed.......    (191,139)   (191,139)    (13,986)    (13,986)   (9,019)   (9,019)
                            ----------  ----------  ----------  ----------  --------  --------
    Net increase
     (decrease)...........  $  (23,757)    (23,757) $   (4,557)     (4,557) $    927       927
                            ==========  ==========  ==========  ==========  ========  ========
  For the year ended July
  31, 1996:
  Premier Shares (a):
    Shares issued.........  $1,388,943   1,388,943  $1,088,791   1,088,791  $129,166   129,166
    Dividends reinvested..       5,460       5,460       1,751       1,751       388       388
    Shares redeemed.......  (1,384,702) (1,384,702) (1,028,499) (1,028,499) (127,394) (127,394)
                            ----------  ----------  ----------  ----------  --------  --------
    Net increase..........  $    9,701       9,701  $   62,043      62,043  $  2,160     2,160
                            ==========  ==========  ==========  ==========  ========  ========

--------
(a) Effective April 1, 1996, the Funds' existing shares, which were previously unclassified, were designated Premier Shares, and the Funds commenced offering Classic Shares.

                                   Continued

AMSOUTH MUTUAL FUNDS

                               January 31, 1997
                                  (Unaudited)


5. RELATED PARTY TRANSACTIONS:

 Investment advisory services are provided to each of the Funds by AmSouth. Under the terms of the investment advisory agreement, AmSouth is entitled to receive fees based on a percentage of the average net assets of each of the Funds.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc.

 ASO Services Company, a wholly-owned subsidiary of The BISYS Group, Inc., serves the Funds as administrator. Prior to April 1, 1996, BISYS served the Funds as administrator. Under the terms of the administration agreement, ASO Services Company's fees are computed daily as 0.20% of the average net assets of each of the Funds. AmSouth and BISYS, with whom certain officers and trustees of the Trust are affiliated, serve as the Funds sub-administrator. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Trust. Pursuant to its current agreement with the Administrator, AmSouth has assumed certain of the Adminstrator's duties, for which AmSouth receives a fee, paid by the Administrator, calculated at an annual rate of up to ten one-hundredths of one percent (.10%) of each Fund's average net assets. Pursuant to its agreement with the Administrator, BISYS, as sub-administrator, is entitled to compensation as mutually agreed from time to time by it and the Administrator. BISYS also serves as the Funds' distributor and is entitled to receive commissions on sales of shares of the variable net asset value funds. For the six month period ended January 31, 1997, BISYS received approximately $380,000 from commissions earned on sales of shares of the Funds' variable net asset value funds of which the entire amount was reallowed to AmSouth, an investment dealer of the Funds' shares and other dealers of the Funds' shares. BISYS receives no fees from the Funds for providing distribution services to money market funds. BISYS Ohio serves the Funds as Transfer Agent and Mutual Fund Accountant. Under the terms of the Transfer Agent and Accounting Agreement, the Company's fees are based on the number of shareholders and as a percentage of average net assets, respectively.

 Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios. Information regarding these transactions is as follows for the period ended January 31, 1997 (amounts in thousands):


                                   Continued

AMSOUTH MUTUAL FUNDS

                                January 31, 1997
                                  (Unaudited)

                               INVESTMENT ADVISORY FEES
                           --------------------------------
                            ANNUAL FEE AS
                           A PERCENTAGE OF                   ADMINISTRATION      SHAREHOLDER
                            AVERAGE DAILY  FEES VOLUNTARILY FEES VOLUNTARILY   SERVICING FEES
                             NET ASSETS        REDUCED          REDUCED      VOLUNTARILY REDUCED
                           --------------- ---------------- ---------------- -------------------
  Prime Obligations Fund..      0.40%            $ --             $ --               $89
  U.S. Treasury Fund......      0.40%              --               --                 9
  Tax-Exempt Fund.........      0.40%              74               --                13
  Bond Fund...............      0.65%             102               54                --
  Limited Maturity Fund...      0.65%              33               18                --
  Government Income Fund..      0.65%              27                8                --
  Florida Tax-Free Fund...      0.65%              91               26                --
  Equity Fund.............      0.80%              --              162                --
  Regional Equity Fund....      0.80%              --               43                --
  Balanced Fund...........      0.80%              --              143                --

AMSOUTH MUTUAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                                       PRIME OBLIGATIONS FUND
                         -----------------------------------------------------------------------------------------------
                            SIX MONTHS ENDED
                               JANUARY 31,
                                  1997                                     YEAR ENDED JULY 31,
                         --------------------------    -----------------------------------------------------------------
                                                                1996                1995      1994      1993      1992
                                                       -------------------------- --------  --------  --------  --------
                         CLASSIC (A)    PREMIER (A)    CLASSIC (A)    PREMIER (A)
                         -----------    -----------    -----------    -----------
                         (UNAUDITED)    (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $ 1.000        $ 1.000        $ 1.000        $ 1.000    $ 1.000   $ 1.000   $ 1.000  $  1.000
                          --------       --------       --------       --------   --------  --------  --------  --------
INVESTMENT ACTIVITIES
 Net investment income..     0.024          0.024          0.050          0.016      0.050     0.029     0.027     0.042
                          --------       --------       --------       --------   --------  --------  --------  --------
DISTRIBUTIONS
 Net investment income..    (0.024)        (0.024)        (0.050)        (0.016)    (0.050)   (0.029)   (0.027)   (0.042)
                          --------       --------       --------       --------   --------  --------  --------  --------
NET ASSET VALUE,
 END OF PERIOD..........   $ 1.000        $ 1.000        $ 1.000        $ 1.000    $ 1.000   $ 1.000   $ 1.000  $  1.000
                          ========       ========       ========       ========   ========  ========  ========  ========
Total Return............      2.41%(d)       2.46%(d)       5.07%(e)       5.10%      5.14%     2.94%     2.76%     4.28%
RATIOS/SUPPLEMENTAL
 DATA:
 Net Assets at end of
  period (000)..........  $108,985       $450,867       $125,075       $478,542   $617,673  $577,331  $456,428  $457,511
 Ratio of expenses to
  average net assets....      0.78%(b)       0.68%(b)       0.81%(b)       0.71%      0.69%     0.70%     0.71%     0.71%
 Ratio of net investment
  income to average net
  assets................      4.73%(b)       4.83%(b)       4.61%(b)       5.00%      5.04%     2.92%     2.73%     4.08%
 Ratio of expenses to
  average net assets*...      0.93%(b)        (c)           0.96%(b)        (c)        (c)       (c)       (c)       (c)
 Ratio of net investment
  income to average net
  assets*...............      4.58%(b)        (c)           4.46%(b)        (c)        (c)       (c)       (c)       (c)

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering Classic Shares.
(b) Annualized.
(c) There were no waivers during the period.
(d) Not annualized.
(e) Represents total return for the Premier Shares for the period from August 1, 1995 to March 31, 1996 plus the total return for the Classic Shares for the period from April 1, 1996 to July 31, 1996.


                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                                         U.S. TREASURY FUND
                         ---------------------------------------------------------------------------------------------
                            SIX MONTHS ENDED                              YEAR ENDED JULY 31,
                               JANUARY 31,            ----------------------------------------------------------------
                                  1997                         1996               1995      1994      1993      1992
                         -------------------------    ------------------------- --------  --------  --------  --------
                         CLASSIC (A)   PREMIER (A)    CLASSIC (A)   PREMIER (A)
                         -----------   -----------    -----------   -----------
                         (UNAUDITED)   (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $ 1.000      $  1.000        $ 1.000      $  1.000   $  1.000  $  1.000  $  1.000  $  1.000
                           -------      --------        -------      --------   --------  --------  --------  --------
INVESTMENT ACTIVITIES
 Net investment
  income................     0.023         0.023          0.048         0.015      0.048     0.028     0.027     0.041
                           -------      --------        -------      --------   --------  --------  --------  --------
DISTRIBUTIONS
 Net investment
  income................    (0.023)       (0.023)        (0.048)       (0.015)    (0.048)   (0.028)   (0.027)   (0.041)
                           -------      --------        -------      --------   --------  --------  --------  --------
NET ASSET VALUE,
 END OF PERIOD..........   $ 1.000      $  1.000        $ 1.000      $  1.000   $  1.000  $  1.000  $  1.000  $  1.000
                           =======      ========        =======      ========   ========  ========  ========  ========
Total Return............      2.28%(d)      2.33%(d)       4.90%(e)      4.93%      4.90%     2.80%     2.69%     4.15%
RATIOS/SUPPLEMENTAL
 DATA:
 Net Assets at end of
  period (000)..........   $11,559      $312,929        $12,263      $368,162   $322,939  $300,603  $404,473  $339,666
 Ratio of expenses to
  average net assets....      0.80%(b)      0.70%(b)       0.82%(b)      0.71%      0.70%     0.71%     0.72%     0.73%
 Ratio of net investment
  income to average net
  assets................      4.48%(b)      4.58%(b)       4.44%(b)      4.82%      4.81%     2.77%     2.66%     4.08%
 Ratio of expenses to
  average net assets*...      0.95%(b)       (c)           0.97%(b)       (c)        (c)       (c)       (c)       (c)
 Ratio of net investment
  income to average net
  assets*...............      4.33%(b)       (c)           4.29%(b)       (c)        (c)       (c)       (c)       (c)

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering Classic Shares.
(b) Annualized.
(c) There were no waivers during the period.
(d) Not annualized.
(e) Represents total return for the Premier shares for the period from August 1, 1995 to March 31, 1996 plus the total return for the Classic Shares for the period from April 1, 1996 to July 31, 1996.


                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                                         TAX EXEMPT FUND
                         ----------------------------------------------------------------------------------------
                            SIX MONTHS ENDED                           YEAR ENDED JULY 31,
                               JANUARY 31,           ------------------------------------------------------------
                                  1997                        1996              1995     1994     1993     1992
                         -------------------------   ------------------------- -------  -------  -------  -------
                         CLASSIC (A)   PREMIER (A)   CLASSIC (A)   PREMIER (A)
                         -----------   -----------   -----------   -----------
                         (UNAUDITED)   (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $ 1.000       $ 1.000       $ 1.000       $ 1.000   $ 1.000  $ 1.000  $ 1.000  $ 1.000
                           -------       -------       -------       -------   -------  -------  -------  -------
INVESTMENT ACTIVITIES
 Net investment
  income................     0.149         0.015         0.031         0.010     0.032    0.019    0.021    0.030
                           -------       -------       -------       -------   -------  -------  -------  -------
DISTRIBUTIONS
 Net investment
  income................    (0.149)       (0.015)       (0.031)       (0.010)   (0.032)  (0.019)  (0.021)  (0.030)
                           -------       -------       -------       -------   -------  -------  -------  -------
NET ASSET VALUE,
 END OF PERIOD..........   $ 1.000       $ 1.000       $ 1.000       $ 1.000   $ 1.000  $ 1.000  $ 1.000  $ 1.000
                           =======       =======       =======       =======   =======  =======  =======  =======
Total Return............      1.50%(c)      1.55%(c)      3.12%(e)      3.15%     3.22%    1.95%    2.16%    3.12%
RATIOS/SUPPLEMENTAL
 DATA:
 Net Assets at end of
  period (000)..........   $16,390       $66,974       $17,116       $43,611   $57,640  $60,923  $48,151  $38,392
 Ratio of expenses to
  average net assets....      0.61%(b)      0.51%(b)      0.68%(b)      0.54%     0.54%    0.57%    0.49%    0.65%
 Ratio of net investment
  income to average net
  assets................      2.96%(b)      3.07%(b)      2.82%(b)      3.11%     3.15%    1.93%    2.12%    2.98%
 Ratio of expenses to
  average net assets*...      0.96%(b)      0.71%(b)      1.03%(b)      0.74%     0.74%    0.77%    0.78%    0.77%
 Ratio of net investment
  income to average net
  assets*...............      2.61%(b)      2.87%(b)      2.47%(b)      2.91%     2.95%    1.73%    1.83%    2.86%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering Classic Shares.
(b) Annualized.
(c) Not annualized.
(e) Represents total return for the Premier shares for the period from August 1, 1995 to March 31, 1996 plus the total return for the Classic Shares for the period from April 1, 1996 to July 31, 1996.


                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                                BOND FUND
                         -----------------------------------------------------------
                         SIX MONTHS
                            ENDED                 YEAR ENDED JULY 31,
                         JANUARY 31,    --------------------------------------------
                            1997          1996     1995     1994     1993     1992
                         -----------    --------  -------  -------  -------  -------
                         (UNAUDITED)
NET ASSET VALUE,
 BEGINNING
 OF PERIOD..............  $  10.54      $  10.83  $ 10.59  $ 11.29  $ 11.29  $ 10.42
                          --------      --------  -------  -------  -------  -------
INVESTMENT ACTIVITIES
 Net investment income..      0.32          0.65     0.69     0.69     0.71     0.74
 Net realized and
  unrealized gains
  (losses) from
  investments...........      0.15         (0.18)    0.28    (0.66)    0.33     0.91
                          --------      --------  -------  -------  -------  -------
  Total from Investment
   Activities...........      0.47          0.47     0.97     0.03     1.04     1.65
                          --------      --------  -------  -------  -------  -------
DISTRIBUTIONS
 Net investment income..     (0.36)        (0.65)   (0.69)   (0.70)   (0.71)   (0.73)
 Net realized gains.....      0.00         (0.11)   (0.04)   (0.03)   (0.33)   (0.05)
                          --------      --------  -------  -------  -------  -------
  Total Distributions...     (0.36)        (0.76)   (0.73)   (0.73)   (1.04)   (0.78)
                          --------      --------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 PERIOD.................  $  10.65      $  10.54  $ 10.83  $ 10.59  $ 11.29  $ 11.29
                          ========      ========  =======  =======  =======  =======
Total Return (excludes
 sales charge)..........      4.53%(b)      4.40%    9.70%    0.23%    9.80%   16.41%
RATIOS/SUPPLEMENTAL
 DATA:
 Net Assets at end of
  period (000)..........  $132,112      $132,737  $94,671  $79,472  $65,777  $60,156
 Ratio of expenses to
  average
  net assets............      0.75%(a)      0.75%    0.75%    0.78%    0.78%    0.82%
 Ratio of net investment
  income
  to average net assets.      6.03%(a)      6.12%    6.63%    6.31%    6.37%    6.94%
 Ratio of expenses to
  average
  net assets*...........      0.98%(a)      0.98%    0.98%    1.01%    1.01%    1.01%
 Ratio of net investment
  income
  to average net
  assets*...............      5.80%(a)      5.89%    6.40%    6.08%    6.14%    6.75%
Portfolio turnover......     11.20%         9.60%   17.70%   30.90%   14.98%  240.64%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Annualized.
(b) Not annualized.

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                          LIMITED MATURITY FUND
                         ---------------------------------------------------------
                         SIX MONTHS
                            ENDED                YEAR ENDED JULY 31,
                         JANUARY 31,   -------------------------------------------
                            1997        1996     1995     1994     1993     1992
                         -----------   -------  -------  -------  -------  -------
                         (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $ 10.31     $ 10.41  $ 10.23  $ 10.81  $ 10.81  $ 10.44
                           -------     -------  -------  -------  -------  -------
INVESTMENT ACTIVITIES
 Net investment income..      0.30        0.58     0.58     0.54     0.60     0.70
 Net realized and
  unrealized gains
  (losses) from
  investments...........      0.04       (0.11)    0.17    (0.45)    0.09     0.45
                           -------     -------  -------  -------  -------  -------
  Total from Investment
   Activities...........      0.34        0.47     0.75     0.09     0.69     1.15
                           -------     -------  -------  -------  -------  -------
DISTRIBUTIONS
 Net investment income..     (0.33)      (0.57)   (0.57)   (0.54)   (0.61)   (0.69)
 Net realized gains.....       --        (0.01)     --       --     (0.08)   (0.09)
 In excess of net
  realized gains........       --          --       --     (0.13)     --       --
                           -------     -------  -------  -------  -------  -------
  Total Distributions...     (0.33)      (0.58)   (0.57)   (0.67)   (0.69)   (0.78)
                           -------     -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 PERIOD.................   $ 10.32     $ 10.31  $ 10.41  $ 10.23  $ 10.81  $ 10.81
                           =======     =======  =======  =======  =======  =======
Total Return (excludes
 sales charge)..........      3.29%(b)    4.74%    7.65%    0.77%    6.72%   11.48%
RATIOS/SUPPLEMENTAL
 DATA:
 Net Assets at end of
  period (000)..........   $41,087     $46,005  $59,798  $51,660  $53,933  $38,206
 Ratio of expenses to
  average
  net assets............      0.77%(a)    0.76%    0.80%    0.79%    0.69%    0.68%
 Ratio of net investment
  income to average net
  assets................      5.56%(a)    5.48%    5.69%    5.05%    5.67%    6.78%
 Ratio of expenses to
  average
  net assets*...........      1.00%(a)    0.99%    1.03%    1.02%    1.03%    1.03%
 Ratio of net investment
  income to average net
  assets*...............      5.33%(a)    5.25%    5.46%    4.82%    5.33%    6.43%
Portfolio turnover......     42.36%      29.56%   38.11%   48.06%  141.27%   35.64%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Annualized.
(b) Not annualized.

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                        GOVERNMENT INCOME FUND
                              -------------------------------------------------
                              SIX MONTHS        YEAR ENDED
                                 ENDED           JULY 31,       OCTOBER 1, 1993
                              JANUARY 31,     ----------------    TO JULY 31,
                                 1997          1996     1995        1994(A)
                              -----------     -------  -------  ---------------
                              (UNAUDITED)
NET ASSET VALUE, BEGINNING
 OF PERIOD..................      $  9.40     $  9.54  $  9.48      $ 10.00
                              -----------     -------  -------      -------
INVESTMENT ACTIVITIES
 Net investment income......         0.26        0.66     0.68         0.54
 Net realized and unrealized
  gains (losses) from
  investments...............         0.20       (0.20)    0.08        (0.57)
                              -----------     -------  -------      -------
  Total from Investment Ac-
   tivities.................         0.46        0.46     0.76        (0.03)
                              -----------     -------  -------      -------
DISTRIBUTIONS
 Net investment income......        (0.27)      (0.59)   (0.70)       (0.33)
 Tax return of capital......          --        (0.01)     --         (0.16)
                              -----------     -------  -------      -------
  Total Distributions.......        (0.27)      (0.60)   (0.70)       (0.49)
                              -----------     -------  -------      -------
NET ASSET VALUE, END OF PE-
 RIOD.......................      $  9.59     $  9.40  $  9.54      $  9.48
                              ===========     =======  =======      =======
Total Return (excludes sales
 charge)....................         4.95%(c)    4.91%    8.43%       (0.26%)(c)
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
  (000).....................      $13,762     $15,752  $16,679      $15,465
 Ratio of expenses to
  average net assets........         0.72%(b)    0.65%    0.58%        0.37%(b)
 Ratio of net investment
  income to average net
  assets....................         5.49%(b)    6.81%    7.18%        6.56%(b)
 Ratio of expenses to
  average net assets*.......         1.17%(b)    1.10%    1.19%        1.22%(b)
 Ratio of net investment
  income to average net
  assets*...................         5.04%(b)    6.36%    6.57%        5.71%(b)
Portfolio turnover..........         2.65%      78.31%   27.32%      122.94%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                             FLORIDA TAX-FREE FUND
                                   ---------------------------------------------
                                   SIX MONTHS
                                      ENDED        YEAR ENDED SEPTEMBER 30, 1994
                                   JANUARY 31,      JULY 31,     TO JULY 31,
                                      1997            1996         1995(A)
                                   -----------     ---------- ------------------
                                   (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PE-
 RIOD............................      $ 10.30      $ 10.32        $ 10.00
                                   -----------      -------        -------
INVESTMENT ACTIVITIES
 Net investment income...........         0.22         0.45           0.34
 Net realized and unrealized
  gains (losses) from invest-
  ments..........................         0.05        (0.01)          0.30
                                   -----------      -------        -------
  Total from Investment Activi-
   ties..........................         0.27         0.44           0.64
                                   -----------      -------        -------
DISTRIBUTIONS
 Net investment income...........        (0.25)       (0.45)         (0.32)
 Net realized gains..............        (0.01)       (0.01)           --
                                   -----------      -------        -------
  Total Distributions............        (0.26)       (0.46)         (0.32)
                                   -----------      -------        -------
NET ASSET VALUE, END OF PERIOD...      $ 10.31      $ 10.30        $ 10.32
                                   ===========      =======        =======
Total Return (excludes sales
 charge).........................         2.71%(c)     4.24%          6.53%(c)
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
  (000)..........................      $52,825      $48,869        $48,333
 Ratio of expenses to average net
  assets.........................         0.54%(b)     0.59%          0.70%(b)
 Ratio of net investment income
  to average net assets..........         4.35%(b)     4.33%          4.16%(b)
 Ratio of expenses to average net
  assets*........................         0.99%(b)     1.04%          1.01%(b)
 Ratio of net investment income
  to average net assets*.........         3.90%(b)     3.88%          3.86%(b)
Portfolio turnover...............         2.30%       12.21%          2.33%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                               EQUITY FUND
                         ----------------------------------------------------------------
                         SIX MONTHS
                            ENDED                    YEAR ENDED JULY 31,
                         JANUARY 31,     ------------------------------------------------
                            1997           1996      1995      1994      1993      1992
                         -----------     --------  --------  --------  --------  --------
                         (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $  17.62     $  16.75  $  14.82  $  14.38  $  13.40  $  12.57
                         -----------     --------  --------  --------  --------  --------
INVESTMENT ACTIVITIES
 Net investment income..        0.16         0.33      0.33      0.28      0.28      0.32
 Net realized and
  unrealized gains from
  investments...........        2.30         1.48      2.39      0.83      1.48      1.20
                         -----------     --------  --------  --------  --------  --------
  Total from Investment
   Activities...........        2.46         1.81      2.72      1.11      1.76      1.52
                         -----------     --------  --------  --------  --------  --------
DISTRIBUTIONS
 Net investment income..       (0.17)       (0.33)    (0.32)    (0.28)    (0.29)    (0.33)
 Net realized gains.....       (1.04)       (0.61)    (0.47)    (0.39)    (0.49)    (0.36)
                         -----------     --------  --------  --------  --------  --------
  Total Distributions...       (1.21)       (0.94)    (0.79)    (0.67)    (0.78)    (0.69)
                         -----------     --------  --------  --------  --------  --------
NET ASSET VALUE, END OF
 PERIOD.................    $  18.87     $  17.62  $  16.75  $  14.82  $  14.38  $  13.40
                         ===========     ========  ========  ========  ========  ========
Total Return (excludes
 sales charge)..........       14.32%(c)    11.09%    19.27%     7.90%    13.81%    12.94%
RATIOS/SUPPLEMENTAL
 DATA:
 Net Assets at end of
  period
  (000).................    $419,009     $374,622  $275,757  $205,611  $153,074  $107,934
 Ratio of expenses to
  average net assets....        1.01%(b)     1.02%     1.03%     0.94%     0.95%     1.01%
 Ratio of net investment
  income
  to average net assets.        1.71%(b)     1.86%     2.17%     1.93%     2.08%     2.50%
 Ratio of expenses to
  average
  net assets*...........        1.09%(b)     1.11%     1.11%     1.11%     1.13%     1.15%
 Ratio of net investment
  income
  to average net
  assets*...............        1.63%(b)     1.77%     2.09%     1.76%     1.90%     2.36%
Portfolio turnover......       11.94%       19.11%    19.46%    11.37%    15.12%   113.12%
Average commission rate
 (a)....................     $0.0668     $ 0.0700       --        --        --        --

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.
(b) Annualized.
(c) Not annualized.

                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                        REGIONAL EQUITY FUND
                         -----------------------------------------------------------
                         SIX MONTHS
                            ENDED                  YEAR ENDED JULY 31,
                         JANUARY 31,     -------------------------------------------
                            1997          1996     1995     1994     1993     1992
                         -----------     -------  -------  -------  -------  -------
                         (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $  20.95     $ 18.94  $ 16.68  $ 16.74  $ 14.86  $ 13.44
                         -----------     -------  -------  -------  -------  -------
INVESTMENT ACTIVITIES
 Net investment income..        0.15        0.26     0.23     0.23     0.19     0.23
 Net realized and
  unrealized gains from
  investments...........        3.79        2.20     2.26     0.58     2.09     2.34
                         -----------     -------  -------  -------  -------  -------
  Total from Investment
   Activities...........        3.94        2.46     2.49     0.81     2.28     2.57
                         -----------     -------  -------  -------  -------  -------
DISTRIBUTIONS
 Net investment income..       (0.15)      (0.26)   (0.23)   (0.23)   (0.20)   (0.23)
 Net realized gains.....       (0.49)      (0.19)      --    (0.41)   (0.20)   (0.92)
 In excess of net
  realized gains........          --          --       --    (0.23)      --       --
                         -----------     -------  -------  -------  -------  -------
  Total Distributions...       (0.64)      (0.45)   (0.23)   (0.87)   (0.40)   (1.15)
                         -----------     -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 PERIOD.................    $  24.25     $ 20.95  $ 18.94  $ 16.68  $ 16.74  $ 14.86
                         ===========     =======  =======  =======  =======  =======
Total Return (excludes
 sales charge)..........       18.96%(c)   13.10%   15.10%    4.87%   15.53%   20.66%
RATIOS/SUPPLEMENTAL
 DATA:
 Net Assets at end of
  period (000)..........    $120,448     $93,584  $68,501  $54,744  $41,347  $15,707
 Ratio of expenses to
  average
  net assets............        1.03%(b)    1.05%    1.07%    0.79%    0.80%    0.91%
 Ratio of net investment
  income to average net
  assets................        1.22%(b)    1.30%    1.35%    1.36%    1.17%    1.61%
 Ratio of expenses to
  average
  net assets*...........        1.11%(b)    1.13%    1.15%    1.24%    1.28%    1.36%
 Ratio of net investment
  income to average net
  assets*...............        1.14%(b)    1.22%    1.27%    0.90%    0.69%    1.16%
Portfolio turnover......        7.45%       8.22%   14.25%    5.83%   10.22%   24.99%
Average commission rate
 paid (a)...............     $0.0829     $0.0827       --       --       --       --

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.
(b) Annualized.
(c) Not annualized.

                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                                 BALANCED FUND
                          --------------------------------------------------------------------
                          SIX MONTHS                                              DECEMBER 19,
                             ENDED                YEAR ENDED JULY 31,               1991 TO
                          JANUARY 31,     --------------------------------------    JULY 31,
                             1997           1996      1995      1994      1993      1992(A)
                          -----------     --------  --------  --------  --------  ------------
                          (UNAUDITED)
NET ASSET VALUE,
 BEGINNING
 OF PERIOD..............     $  13.03     $  12.76  $  11.81  $  11.86  $  11.12    $  10.00
                          -----------     --------  --------  --------  --------    --------
INVESTMENT ACTIVITIES
 Net investment income..         0.25         0.47      0.47      0.42      0.44        0.27
 Net realized and
   unrealized gains from
   investments..........         0.99         0.58      1.24      0.18      0.80        1.09
                          -----------     --------  --------  --------  --------    --------
  Total from Investment
 Activities.............         1.24         1.05      1.71      0.60      1.24        1.36
                          -----------     --------  --------  --------  --------    --------
DISTRIBUTIONS
 Net investment income..        (0.27)       (0.47)    (0.46)    (0.42)    (0.45)      (0.24)
 Net realized gains.....        (0.58)       (0.31)    (0.30)    (0.23)    (0.05)        --
                          -----------     --------  --------  --------  --------    --------
  Total Distributions...        (0.85)       (0.78)    (0.76)    (0.65)    (0.50)      (0.24)
                          -----------     --------  --------  --------  --------    --------
NET ASSET VALUE, END OF
 PERIOD.................     $  13.42     $  13.03  $  12.76  $  11.81  $  11.86    $  11.12
                          ===========     ========  ========  ========  ========    ========
Total Return (excludes
 sales charge)..........         9.73%(c)     8.37%    15.27%     5.13%    11.47%      13.71%(c)
RATIOS/SUPPLEMENTAL
 DATA:
 Net Assets at end of
 period (000)...........     $355,980     $338,425  $295,509  $236,306  $179,134    $143,813
 Ratio of expenses to
   average
   net assets...........         1.02%(b)     0.98%     0.94%     0.84%     0.84%       0.83%(b)
 Ratio of net investment
   income to average net
   assets...............         3.62%(b)     3.61%     3.91%     3.56%     3.90%       4.45%(b)
 Ratio of expenses to
   average
   net assets*..........         1.10%(b)     1.11%     1.12%     1.11%     1.12%       1.17%(b)
 Ratio of net investment
   income to average net
   assets*..............         3.54%(b)     3.48%     3.73%     3.28%     3.62%       4.10%(b)
Portfolio turnover......        13.57%       20.47%    16.97%    14.43%    11.09%      23.18%
Average commission rate
 paid (d)...............      $0.0760      $0.0773       --        --        --          --

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                      See notes to financial statements.

INVESTMENT ADVISOR

[LOGO OF AMSOUTH APPEARS HERE]
AmSouth Bank
1901 Sixth Avenue North
Birmingham, AL 35203

DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, DC 20005

TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

AUDITORS
Coopers & Lybrand L.L.P.
100 East Broad Street
Columbus, OH 43215
3/97

                                 ------------
                                    AMSOUTH
                                 ------------
                                 MUTUAL FUNDS
                                 ------------

                              SEMI-ANNUAL REPORT

                               January 31, 1997




                        [LOGO OF AMSOUTH APPEARS HERE]
                            AMSOUTH BANK OF ALABAMA
                              INVESTMENT ADVISOR